UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31, 2006
                         -----------------

Date of reporting period:  DECEMBER 31, 2006
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 AL FRANK FUND
                          AL FRANK DIVIDEND VALUE FUND

                                 ANNUAL REPORT
                               DECEMBER 31, 2006

                                 AL FRANK FUNDS
                         32392 COAST HIGHWAY, SUITE 260
                             LAGUNA BEACH, CA 92651
                      SHAREHOLDER SERVICES (888) 263-6443
                              WWW.ALFRANKFUNDS.COM

                                                 AL FRANK ASSET MANAGEMENT, INC.
                          32392 Coast Highway, Suite 260, Laguna Beach, CA 92651
                                                            www.alfrankfunds.com

February 2007

Dear Shareholder:

On January 2, 2007, the Al Frank Fund (VALUX) began its 10th year of operation. Despite the milestone, long-time shareholders will note that little has changed in this annual missive. And that's because so little has changed with our investment strategy. Oh sure, we are always trying to perfect our stock selection methodology, but for more than nine years we have simply gone about the business of applying our time-tested strategy of consistently buying and holding broadly diversified portfolios of undervalued stocks for their long-term appreciation potential.

Even though you've heard us beat this drum before, we encourage you to read the paragraphs below in order to better understand your existing and/or potential new investment in both our flagship Al Frank Fund and our younger Al Frank Dividend Value Fund. We know that many people are concerned solely with performance, and that's precisely why you should fully understand the methodology that's behind our solid long-term returns.

Let's talk about setbacks--something we've never been shy about doing. We know that more than a few Al Frank Fund (VALUX) shareholders have only recently come on board, drawn to our market-beating 5-year and life-of-fund performance figures, but it must be pointed out that those gains were hardly linear in nature, as there have been ups and downs along the way. Alas, we are also not always able to beat the benchmarks in the short run, but those who have remained patient have generally been rewarded in the fullness of time.

And we can't repeat it enough. Please, please, please think long-term, as we are buying and holding our undervalued stocks not for what they may do next week, next month or even next year, but for how we expect them to fare over the next three-to-five years, if not longer. We want you to enjoy the potential rewards - and the tranquility - that can accompany a long-term investment philosophy.

The table below documents the performance numbers to which I keep referring. Of course, despite the fine long-term returns, we realize that many shareholders will continue to try to time their purchases and sales of our Funds. Sadly, we recognize that quite a few short-term oriented folks have lost money investing in our Funds, even as both are priced near their all-time highs as of this writing. It's worth pointing out that rather than contemplating a sale, I have utilized periods of poor performance to add to my holdings in our Funds, a strategy also employed by many of our long-time shareholders. I mention my commitment to the Funds as just one more example of the confidence we have in our philosophy. Yes, our own money is on the line, right next to yours.

FUND PERFORMANCE

                                                                       AL FRANK
                                             AL FRANK FUND -    DIVIDEND VALUE FUND -
                                             INVESTOR CLASS         INVESTOR CLASS
                                           (INCEPTION 1/2/98)    (INCEPTION 9/30/04)     RUSSELL 2000    S&P 500    WILSHIRE 5000
                                            -----------------     ------------------     ------------    -------    -------------
RECENT RETURNS THROUGH 1/31/07
   January 2007                                   1.83%                 2.55%               1.67%         1.51%         1.90%
AVERAGE ANNUAL TOTAL RETURNS THROUGH 12/31/06
   1 Year                                        10.09%                15.05%              18.37%        15.79%        15.87%
   3 Years                                       12.30%                  n/a               13.56%        10.44%        11.47%
   5 Years                                       13.28%                  n/a               11.39%         6.19%         7.65%
   Since 1/2/98*<F1>                             15.89%                  n/a                8.11%         5.90%         6.38%
   Since 9/30/04*<F1>                            16.44%                15.21%              16.55%        13.38%        14.53%

*<F1> Inception date is 1/2/98 for the Al Frank Fund and 9/30/04 for the Al Frank Dividend Value Fund.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.alfrankfunds.com. The Funds impose a 2.00% redemption fee on shares held for less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

                                     ******

While I recognize that VALUX and VALDX are classified as Small- to Mid-Cap Value Funds, I remind shareholders that we are never constrained by asset allocation style boxes. Take a look at the Top 10 Holdings (as a percentage of total assets on December 31, 2006) of each Fund to see what I mean. In VALUX, CSX, Marathon Oil and Washington Mutual sport market capitalizations of more than $15 billion, not exactly small-cap, while in VALDX, companies like American Eagle Outfitters, Hewlett Packard and Int'l Game Technology could be considered more growth oriented as opposed to value-based.

TOP TEN HOLDINGS                                        AS OF DECEMBER 31, 2006

THE AL FRANK FUND (VALUX)                           THE AL FRANK DIVIDEND VALUE FUND (VALDX)
 1.  Giant Industries              1.10%             1. Marathon Oil                  1.04%
 2.  Marathon Oil                  0.97%             2. Bank of America               0.95%
 3.  THQ Inc.                      0.86%             3. American Eagle Outfitters     0.91%
 4.  Transocean                    0.85%             4. Valero Energy                 0.90%
 5.  Washington Mutual             0.85%             5. Ameron                        0.87%
 6.  American Eagle Outfitters     0.82%             6. Trinity Industries            0.86%
 7.  Valero Energy                 0.81%             7. Ryerson Inc.                  0.81%
 8.  Nvidia                        0.78%             8. Hewlett Packard               0.80%
 9.  CSX                           0.77%             9. Merrill Lynch & Co.           0.75%
10.  Valueclick                    0.75%            10. Int'l Game Technology         0.75%

Top Ten Holdings are subject to change.

Fund holdings are subject to change and are not recommendations to buy or sell any security

We are style agnostic--we seek bargains wherever they reside. If Blue-Chips are cheap, we buy them. If technology stocks are undervalued, we snap them up. We believe that limiting our investment universe by market-cap or value-versus-growth distinctions likely will only serve to limit our returns. Generally speaking, mid- and large-cap stocks have become more attractive on a relative basis these days, especially as small-cap stocks have performed well, so new purchases in those areas are moving the median market capitalizations of both of our funds higher.

Given this 'go-anywhere' style, it is not unusual for our returns to differ materially in the short run from those of the major market averages. For example, we are well aware that performance in 2006 generally did not compare as favorably with the Russell 2000, S&P 500 and Wilshire 5000 indices, even as in 2005 we beat those benchmarks on average by a sizable percentage. Obviously, quarterly and annual performance is important, but our focus has always been on absolute returns over multi-year periods, an emphasis that has led to our superb long-term track record.

                                     ******

Given that both of our Funds are broadly diversified, one or two winning or losing stocks do not make or break performance and, as is generally the case, in 2006 favorable earnings comparisons powered the winning stocks while disappointing results drove the losers lower. VALUX benefited in 2006 from strong gains in: energy stocks, like Holly Corp, Marathon Oil and Oceaneering Int'l; commodity stocks, like OM Group, Phelps Dodge and US Steel; retail stocks, like American Eagle Outfitters, J.C. Penney and Steven Madden; technology stocks like Lam Research, Nvidia and THQ Inc.; economically sensitive stocks, like Air France, Ameron International and CSX Corp; and other stocks, like travel services concern Ambassador's International, diagnostic product maker BioVeris, defense giant Lockheed Martin and tobacco titan Reynolds American. Also helping performance were buyout offers received for Aleris International, Applica, Giant Industries, Inco, Maverick Tube, Midwest Air Group and RSA Security.

VALDX was powered higher by some of the same VALUX stellar performers such as Ambassador's International, American Eagle Outfitters, Ameron International and Marathon Oil, but also by BellSouth, Empire Resources, Goldman Sachs, Insteel Industries, Nucor and OfficeMax. There were only a handful of acquisitions in VALDX, with a buyout offer for Sabre Group providing the biggest boost to 2006 performance.

Of course, not all of our picks were winners. In 2006, VALUX was held back by big losses in Advanced Micro Devices, Beazer Homes, Forgent Networks, Hovnanian Enterprises, KB Home, Optimal Group, Orbit International, Peerless Systems and PXRE Group. In VALDX, AdTran, Beazer Homes, Nam Tai Electronics, PXRE Group Ltd., Standard Pacific and Wellman were among the largest losers. Interestingly, many of these same stocks contributed to our outperformance in 2005, so we can't complain too much about our overall experience with the groups.

Remember, however, that our largest holding in either Fund is only slightly greater than 1%. So, we don't necessarily need to agonize over individual losers--our historical experience has proven that our winners win more than our losers lose. We believe our excellent long-term returns are proof that our time-tested approach works and we will always happily take the bad with the good. Make no mistake--we are always working to improve our research, but the same fundamental analysis that gave us the top performers also led us to the laggards.

                                     ******

Those who are familiar with our investment approach are likely well aware that we remain very optimistic about the prospects for the securities we hold in our Funds. The reasons for our enthusiasm regarding stocks have changed little. For example, the supply of shares in the U.S. is shrinking as stock buyback activity remains robust and mergers and acquisitions continue to be all the rage, especially with private equity shops. In fact, TrimTabs Investment Research calculated that in 2006 the value of shares outstanding fell by some $600 billion, or 3.1% of the U.S. markets' total value. Since money available to invest is not in decline, simple laws of supply and demand come into play.

Valuations also remain attractive. Though today's P/E ratio of 16.4 on the S&P 500 is about average for this metric dating back to the 1930s, a reading of 20 has been the norm since 1988. More interesting, the earnings yield (the inverse of the P/E ratio) of 6.1% on the S&P 500 is still well above the 4.8% yield on the 10-year Treasury, meaning that stocks remain cheap relative to the benchmark government bond. And current forecasts call for S&P 500 profit growth of 8% in 2007, which would be very healthy by historical standards, though it would be down from the double-digit percentage growth rates seen over the past several years.

Clearly, the strength of the U.S. economy and the actions of the Federal Reserve remain wildcards. Still, conditions seem to be just about right for those bullish on equities. Certainly, things can change quickly, but the data in recent weeks generally remain not-too-hot to cause the Federal Reserve to further tighten monetary policy, nor not-too-cold for the economy to slip into recession and for corporate profit growth to dramatically slow. Recent comments from Ben Bernanke & Co. in support of the decision to leave the fed funds rate at 5.25% in January defend the argument. The Fed said, "Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Overall, the economy seems likely to expand at a moderate pace over coming quarters."

The Commerce Department also recently disclosed that U.S. GDP growth came in at a better-than-expected 3.5% in the fourth quarter thanks to strong consumer spending that helped offset weakness in the housing and automotive sectors. In addition, the latest jobs numbers from the Labor Department confirmed that the economy is in decent shape as non-farm payrolls increased 111,000 in January after growing a revised 206,000 in December and 196,000 in November. The unemployment rate rose to 4.6% from 4.5% and average hourly earnings climbed just three cents, or 0.2%, to $17.09.

Almost as important, these economic reports did little to stir fears that inflation was picking up. Consumer prices rose at an annualized rate of 1.5% in Q4, while prices excluding volatile food and energy increased at an annualized 2.1% rate. Also, the Labor Department reported that its employment cost index, a measure of compensation that includes salaries and benefits, increased less than had been expected, inching up 0.8% in Q4 and 3.3% for the year.

The Fed is always on inflation watch, hence the second sentence that suggests interest rates are not likely to be cut anytime soon, but we did like this portion of their January statement: "Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time. However, the high level of resource utilization has the potential to sustain inflation pressures."

Obviously, we do not know what the future will hold and we must always be concerned about the geopolitical landscape. Nevertheless, we remain as optimistic as ever, even as we are well aware that the markets are always susceptible to a short-term correction. Of course, we would view any sell-off as a buying opportunity, especially since we are now in the statistically auspicious third year of the presidency.

Certainly, we recognize that media pundits will continue to find plenty to worry about, but with our broad diversification and emphasis on out-of-favor stocks, we have every expectation that our Funds can continue to perform well over the long-term. Of course, we can never forget that market data dating back to the 1920s from Ibbotson Associates shows that equities in general have historically returned 10% to 12% per annum, with stocks trading for inexpensive fundamental valuation metrics (low price to book value ratios) performing even better.

                                     ******

We constantly strive to educate our shareholders and prospective shareholders about our approach and the merits of thinking long-term. While many are already receiving our philosophical musings via their subscriptions to The Prudent Speculator newsletter, we encourage those who are not subscribers to visit www.alfrankfunds.com/ar06 for additional information and to sign up for our free Buckingham Report service. Knowledge will give you confidence, and confidence can help deter you from making rash investment decisions when the going gets tough. Those moments of uncertainty could cost you dearly, so our goal is to provide you with the information you need to confidently ignore the inevitable bumps in the road. We want you to think twice before redeeming, and the Buckingham Reports just might encourage you to stay the course or even add to your holdings.

And speaking of adding to holdings, I have done just that for my own retirement account and for my daughter's college fund. It bears repeating: Our money is invested right beside yours. We're very much in this together, which is why all of us at Al Frank Asset Management appreciate the patronage of our long-term oriented shareholders. And we continue to be guided by the motto, "In order to turn ordinary into extraordinary, you put in the extra." On that note, it's back to work for me.

Sincerely,

/s/John Buckingham

John Buckingham

Opinions expressed are those of John Buckingham, which are subject to change and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

INVESTING IN SECURITIES OF SMALL AND MEDIUM-CAPITALIZATION COMPANIES INVOLVES GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

Investment performance reflects voluntary fee waivers. In the absence of such waivers, total returns would be reduced.

The S&P 500, Russell 2000 and Wilshire 5000 are unmanaged indices commonly used to measure performance of U.S. stocks. The S&P 500 invests primarily in large-cap stocks; the Wilshire 5000 invests primarily in small-, mid- and large-cap stocks; and the Russell 2000 invests primarily in small-cap stocks. You cannot invest directly in an index. P/E Ratio is the current stock price divided by the earnings per share. Price to Book Value Ratio is the current stock price divided by common stockholders' equity per share.

This material must be preceded or accompanied by a current prospectus. Read it carefully before investing.

The Al Frank Funds are distributed by Quasar Distributors LLC. (2/07)

                                 AL FRANK FUND

     Comparison of the change in value of a hypothetical $10,000 investment in the Al Frank Fund vs. the Dow Jones Wilshire 5000 (Full Cap) Index, the
      Russell 2000 Index, the S&P 500 Index, and the S&P MidCap 400 Index

                                           Dow Jones                     S&P
                 Al        Russell       Wilshire 5000                  Midcap
                Frank        2000         (Full Cap)       S&P 500       400
    Date        Fund        Index            Index          Index       Index
    ----        -----      -------       -------------     -------      ------
     1/2/98   $10,000      $10,000         $10,000        $10,000      $10,000
   12/31/98    $9,070       $9,758         $12,309        $12,797      $11,957
   12/31/99   $14,550      $11,833         $15,209        $15,489      $13,717
 12/31/2000   $15,566      $11,475         $13,553        $14,080      $16,119
 12/31/2001   $20,195      $11,761         $12,066        $12,406      $16,022
 12/31/2002   $14,945       $9,352          $9,549         $9,664      $13,697
 12/31/2003   $26,598      $13,771         $12,570        $12,436      $18,576
 12/31/2004   $30,801      $16,296         $14,157        $13,789      $21,638
 12/31/2005   $34,217      $17,037         $15,051        $14,466      $24,356
 12/31/2006   $37,671      $20,167         $17,440        $16,750      $26,869

                        AVERAGE ANNUAL TOTAL RETURN1<F3>

                           Al Frank Fund -      Al Frank Fund -       Dow Jones Wilshire      Russell 2000    S&P 500   S&P MidCap
                            Investor Class    Advisor Class*<F2>    5000 (Full Cap) Index        Index         Index     400 Index
                           ---------------    ------------------    ---------------------     ------------    -------   ----------
1 Year                          10.09%                N/A                   15.87%               18.37%       15.79%      10.32%
5 Year                          13.28%                N/A                    7.65%               11.39%        6.19%      10.89%
Since inception (1/2/98)        15.89%               0.52%                   6.38%                8.11%        5.90%      11.61%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data for the most recent month end is available at www.alfrankfunds.com.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 60 days. If it did, total returns would be reduced.

*<F2>  Commencement of operations on April 30, 2006.
1<F3> Average Annual Total Return represents the average change in account value over the periods indicated.

The Dow Jones Wilshire 5000 (Full Cap) Index tracks the performance of all equity securities issued by the U.S. head-quartered companies regardless of exchange. As of 12/31/06, the index was comprised of approximately 6,700 companies.

The Russell 2000 Index is a widely regarded small cap index of the 2,000 smallest securities of the Russell 3000 Index which is comprised of the 3,000 largest U.S. securities as determined by total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

Indices do not incur expenses and are not available for investment.

                          AL FRANK DIVIDEND VALUE FUND

           Comparison of the change in value of a $10,000 investment in the Al Frank Dividend Value Fund vs the Dow Jones Wilshire 5000 (Full Cap) Index, the S&P MidCap 400 Index, and the S&P 500 Index

                                                  Dow Jones            S&P
                 Al Frank                       Wilshire 5000        MidCap
                 Dividend         S&P 500         (Full Cap)           400
    Date        Value Fund         Index            Index             Index
    ----        ----------        -------       -------------        ------
  9/30/2004      $10,000          $10,000          $10,000           $10,000
 12/31/2004      $11,077          $10,923          $11,033           $11,216
  6/30/2005      $11,428          $10,835          $11,036           $11,647
 12/31/2005      $11,958          $11,460          $11,731           $12,623
  6/30/2006      $12,742          $11,770          $12,143           $13,158
 12/31/2006      $13,757          $13,270          $13,594           $13,925

                        AVERAGE ANNUAL TOTAL RETURN1<F5>

                             Al Frank Dividend    Al Frank Dividend         Dow Jones
                               Value Fund -          Value Fund -         Wilshire 5000      S&P MidCap    S&P 500
                              Investor Class      Advisor Class*<F4>    (Full Cap) Index     400 Index      Index
                             -----------------    ------------------    ----------------     ----------    -------
1 Year                            15.05%                 N/A                 15.87%            10.32%       15.79%
Since inception (9/30/04)         15.21%                3.95%                14.53%            15.84%       13.38%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data for the most recent month end is available at www.alfrankfunds.com.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 60 days. If it did, total returns would be reduced.

*<F4>   Commencement of operations on April 30, 2006.
1<F5> Average Annual Total Return represents the average change in account value over the periods indicated.

The Dow Jones Wilshire 5000 (Full Cap) Index tracks the performance of all equity securities issued by the U.S. head-quartered companies regardless of exchange. As of 12/31/06, the index was comprised of approximately 6,700 companies.

The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Indices do not incur expenses and are not available for investment.

                                 AL FRANK FUNDS

EXPENSE EXAMPLE AT DECEMBER 31, 2006 (UNAUDITED)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both the Investor Class and the Advisor Class at the beginning of the period and held for the entire period (7/1/06 - 12/31/06).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.98% and 1.73% per the advisory agreement for the Investor Class and Advisor Class, respectively. Please note that the Al Frank Fund Investor and Advisor Classes operated below the expense cap at 1.68% and 1.43%, respectively. Although the Fund(s) charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AL FRANK FUND - INVESTOR CLASS

                             BEGINNING         ENDING            EXPENSES PAID
                           ACCOUNT VALUE    ACCOUNT VALUE        DURING PERIOD
                              7/01/06         12/31/06      7/1/06 - 12/31/06*<F6>
                           -------------    -------------   ----------------------
Actual                       $1,000.00        $1,069.00              $8.76
Hypothetical (5% return      $1,000.00        $1,016.74              $8.54
  before expenses)

*<F6> Expenses are equal to the Fund's annualized expense ratio of 1.68%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

AL FRANK FUND - ADVISOR CLASS

                             BEGINNING         ENDING            EXPENSES PAID
                           ACCOUNT VALUE    ACCOUNT VALUE        DURING PERIOD
                              7/1/06          12/31/06      7/1/06 - 12/31/06*<F7>
                           -------------    -------------   ----------------------
Actual                       $1,000.00        $1,070.60              $7.46
Hypothetical (5% return      $1,000.00        $1,018.00              $7.27
  before expenses)

*<F7> Expenses are equal to the Fund's annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

AL FRANK DIVIDEND VALUE FUND - INVESTOR CLASS

                             BEGINNING         ENDING            EXPENSES PAID
                           ACCOUNT VALUE    ACCOUNT VALUE        DURING PERIOD
                              7/01/06         12/31/06      7/1/06 - 12/31/06*<F8>
                           -------------    -------------   ----------------------
Actual                       $1,000.00        $1,079.60             $10.38
Hypothetical (5% return      $1,000.00        $1,015.22             $10.06
  before expenses)

*<F8> Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

AL FRANK DIVIDEND VALUE FUND - ADVISOR CLASS

                             BEGINNING         ENDING            EXPENSES PAID
                           ACCOUNT VALUE    ACCOUNT VALUE        DURING PERIOD
                              7/1/06          12/31/06      7/1/06 - 12/31/06*<F9>
                           -------------    -------------   ----------------------
Actual                       $1,000.00        $1,081.30              $9.08
Hypothetical (5% return      $1,000.00        $1,016.48              $8.79
  before expenses)

*<F9> Expenses are equal to the Fund's annualized expense ratio of 1.73%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

                                 AL FRANK FUNDS

ALLOCATION OF PORTFOLIO ASSETS AT DECEMBER 31, 2006 (UNAUDITED)

                                 AL FRANK FUND

                    Basic Materials - 5%                  5%
                    Consumer Cyclical - 20%              20%
                    Consumer Noncyclical - 3%             3%
                    Energy - 14%                         14%
                    Financials - 9%                       9%
                    Health Care - 7%                      7%
                    Industrials - 14%                    14%
                    Technology - 24%                     24%
                    Telecommunications - 2%               2%
                    Utilities - 0%                        0%
                    Short-Term Investments - 2%           2%

                          AL FRANK DIVIDEND VALUE FUND

                    Basic Materials - 6%                  6%
                    Consumer Cyclical - 21%              21%
                    Consumer Noncyclical - 5%             5%
                    Energy - 13%                         13%
                    Financials - 15%                     15%
                    Health Care - 7%                      7%
                    Industrials - 15%                    15%
                    Technology - 13%                     13%
                    Telecommunications - 2%               2%
                    Short-Term Investments - 3%           3%

                                 AL FRANK FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

  Shares    Common Stocks: 98.25%                                     Value
  ------    ---------------------                                     -----

            ADVANCED INDUSTRIAL EQUIPMENT: 0.97%
     7,000  Eaton Corp.                                           $    525,980
    45,000  The Lamson & Sessions Co.*<F10>+<F12>                    1,091,700
    76,200  O.I. Corp.                                                 868,680
    65,000  Technology Research Corp.                                  271,700
                                                                  ------------
                                                                     2,758,060
                                                                  ------------
            ADVANCED MEDICAL DEVICES: 0.49%
     7,176  Advanced Medical Optics, Inc.*<F10>                        252,595
    15,074  Utah Medical Products, Inc.                                497,291
    75,000  Vascular Solutions, Inc.*<F10>                             654,750
                                                                  ------------
                                                                     1,404,636
                                                                  ------------
            AEROSPACE & DEFENSE: 4.49%
    24,100  AAR Corp.*<F10>                                            703,479
    50,000  The Allied Defense Group, Inc.*<F10>                     1,062,500
    40,000  BE Aerospace, Inc.*<F10>                                 1,027,200
    15,500  The Boeing Co.                                           1,377,020
    40,000  Ducommun, Inc.*<F10>                                       915,200
    50,000  Kaman Corp. - Class A                                    1,119,500
   129,900  LMI Aerospace, Inc.*<F10>                                2,010,852
    22,000  Lockheed Martin Corp.                                    2,025,540
   143,750  Orbit International Corp.*<F10>+<F12>                    1,173,000
    15,000  Raytheon Co.                                               792,000
   110,700  SIFCO Industries, Inc.*<F10>                               573,426
                                                                  ------------
                                                                    12,779,717
                                                                  ------------
            AIR FREIGHT / COURIERS: 0.17%
    70,000  ABX Air, Inc.*<F10>                                        485,100
                                                                  ------------
            AIRLINES: 1.88%
    22,000  Air France ADR                                             920,920
    80,000  Airtran Holdings, Inc.*<F10>+<F12>                         939,200
    17,000  Alaska Air Group, Inc.*<F10>                               671,500
    95,000  Mesa Air Group, Inc.*<F10>                                 814,150
   175,000  Midwest Air Group, Inc.*<F10>                            2,012,500
                                                                  ------------
                                                                     5,358,270
                                                                  ------------
            ALUMINUM: 0.56%
    33,000  Alcoa, Inc.                                                990,330
    15,000  BHP Billiton Limited ADR                                   596,250
                                                                  ------------
                                                                     1,586,580
                                                                  ------------
            AUTOMOBILE MANUFACTURERS: 0.76%
    20,000  DaimlerChrysler AG#<F11>+<F12>                           1,228,200
    60,000  Ford Motor Co.+<F12>                                       450,600
    16,000  General Motors Corp.+<F12>                                 491,520
                                                                  ------------
                                                                     2,170,320
                                                                  ------------
            AUTOMOBILE PARTS & EQUIPMENT: 1.15%
    35,000  ArvinMeritor, Inc.                                         638,050
    23,000  Cooper Tire & Rubber Co.+<F12>                             328,900
    35,000  Lear Corp.+<F12>                                         1,033,550
    60,000  The Goodyear Tire & Rubber Co.*<F10>+<F12>               1,259,400
                                                                  ------------
                                                                     3,259,900
                                                                  ------------
            BANKS: 2.25%
    31,019  Bank of America Corp.                                    1,656,104
    20,000  BankAtlantic Bancorp, Inc. - Class A                       276,200
   102,480  BFC Financial Corp. - Class A*<F10>                        654,847
    65,000  Capstead Mortgage Corp.                                    539,500
    22,000  Citigroup, Inc.                                          1,225,400
    13,200  JPMorgan Chase & Co.                                       637,560
    12,500  National City Corp.                                        457,000
    21,000  Sovereign Bancorp, Inc.                                    533,190
     7,357  Wachovia Corp.                                             418,981
                                                                  ------------
                                                                     6,398,782
                                                                  ------------
            BROKERAGES: 0.98%
    20,000  Lehman Brothers Holdings, Inc.                           1,562,400
     7,500  The Bear Stearns Companies, Inc.                         1,220,850
                                                                  ------------
                                                                     2,783,250
                                                                  ------------
            BUILDING MATERIALS: 1.60%
    20,000  Ameron International Corp.                               1,527,400
    16,000  Building Materials Holding Corp.+<F12>                     395,040
   100,000  Huttig Building Products, Inc.*<F10>                       529,000
    17,000  International Aluminum Corp.                               828,750
    30,000  Ready Mix, Inc.*<F10>                                      333,000
   440,000  Smith-Midland Corp.*<F10>^<F13>                            946,000
                                                                  ------------
                                                                     4,559,190
                                                                  ------------
            BUSINESS SERVICES: 2.80%
   114,300  Analysts International Corp.*<F10>                         213,741
   140,000  Computer Horizons Corp.*<F10>                              632,800
   110,000  Edgewater Technology, Inc.*<F10>                           672,100
   151,100  HealthStream, Inc.*<F10>                                   596,845
    42,900  Insweb Corp.*<F10>                                         136,851
    30,000  MasTec, Inc.*<F10>                                         346,200
   125,000  Onvia.com, Inc.*<F10>+<F12>                                737,500
   102,000  Optimal Group, Inc. - Class A*<F10>#<F11>                  971,040
   220,000  Traffix, Inc.                                            1,205,600
    89,999  ValueClick, Inc.*<F10>                                   2,126,676
    95,000  Vicon Industries, Inc.*<F10>                               340,100
                                                                  ------------
                                                                     7,979,453
                                                                  ------------
            CASINOS & CASINO EQUIPMENT: 0.37%
    20,000  Bally Technologies, Inc.*<F10>                             373,600
    15,000  International Game Technology                              693,000
                                                                  ------------
                                                                     1,066,600
                                                                  ------------
            CHEMICALS, COMMODITY: 1.13%
    15,000  E.I. Du Pont de Nemours and Co.                            730,650
    35,000  Lyondell Chemical Co.                                      894,950
    60,000  Olin Corp.                                                 991,200
    15,000  The Dow Chemical Co.                                       599,100
                                                                  ------------
                                                                     3,215,900
                                                                  ------------
            CHEMICALS, SPECIALTY: 0.59%
    20,000  OM Group, Inc.*<F10>                                       905,600
    25,000  The Mosaic Co.*<F10>                                       534,000
    75,600  Wellman, Inc.                                              241,164
                                                                  ------------
                                                                     1,680,764
                                                                  ------------
            CLOTHING/FABRICS: 1.53%
    50,000  Delta Apparel, Inc.                                        854,500
   120,000  Hartmarx Corp.*<F10>                                       847,200
    10,000  Kellwood Co.                                               325,200
    10,000  Oxford Industries, Inc.                                    496,500
    80,000  Quiksilver, Inc.*<F10>                                   1,260,000
   240,000  Unifi, Inc.*<F10>                                          588,000
                                                                  ------------
                                                                     4,371,400
                                                                  ------------
            COMMUNICATIONS TECHNOLOGY: 4.74%
   100,000  3Com Corp.*<F10>                                           411,000
    45,000  Andrew Corp.*<F10>                                         460,350
   350,000  APA Enterprises, Inc.*<F10>                                500,500
   150,000  AsiaInfo Holdings, Inc.*<F10>                            1,152,000
    57,500  Avaya, Inc.*<F10>                                          803,850
   130,000  Avici Systems, Inc.*<F10>+<F12>                          1,007,500
   122,000  Blonder Tongue Laboratories, Inc.*<F10>                    207,400
    65,000  Communications Systems, Inc.                               649,350
    30,000  Comverse Technology, Inc.*<F10>                            633,300
   230,000  deltathree, Inc. - Class A*<F10>                           289,800
    66,600  Digi International, Inc.*<F10>                             918,414
    30,000  Motorola, Inc.                                             616,800
   135,000  Network Equipment Technologies, Inc.*<F10>                 785,700
    75,000  Novell, Inc.*<F10>                                         465,000
    28,000  Polycom, Inc.*<F10>                                        865,480
   100,000  Stratos International, Inc.*<F10>                          760,000
   125,000  Tellabs, Inc.*<F10>                                      1,282,500
   355,000  TII Network Technologies, Inc.*<F10>                       883,950
    80,000  TriQuint Semiconductor, Inc.*<F10>                         360,000
   180,000  Wireless Telecom Group, Inc.                               459,000
                                                                  ------------
                                                                    13,511,894
                                                                  ------------
            COMPUTERS/HARDWARE: 1.72%
    56,650  AU Optronics Corp. ADR+<F12>                               782,337
    15,000  Apple Computer, Inc.*<F10>                               1,272,600
    40,000  GTSI Corp.*<F10>                                           370,400
    20,000  Hewlett Packard Co.                                        823,800
     8,000  International Business Machines Corp.                      777,200
    20,000  SanDisk Corp.*<F10>                                        860,600
                                                                  ------------
                                                                     4,886,937
                                                                  ------------
            CONTAINERS & PACKAGING: 0.59%
    80,000  American Biltrite, Inc.*<F10>                              734,400
   103,043  Rock of Ages Corp.*<F10>                                   420,415
   180,000  Rotonics Manufacturing, Inc.*<F10>                         529,200
                                                                  ------------
                                                                     1,684,015
                                                                  ------------
            COSMETICS/PERSONAL CARE: 0.09%
    10,000  Helen of Troy Ltd.*<F10> #<F11>                            242,600
                                                                  ------------
            DATA STORAGE/DISK DRIVES: 0.97%
    80,000  Dot Hill Systems Corp.*<F10>                               314,400
    35,000  Seagate Technology#<F11>                                   927,500
    75,000  Western Digital Corp.*<F10>                              1,534,500
                                                                  ------------
                                                                     2,776,400
                                                                  ------------
            ELECTRICAL COMPONENTS & EQUIPMENT: 1.39%
    31,000  American Power Conversion Corp.                            948,290
    50,000  AVX Corp.                                                  739,500
    38,500  C&D Technologies, Inc.+<F12>                               182,490
   200,000  Fedders Corp.*<F10>                                        200,000
    55,000  Frequency Electronics, Inc.                                657,250
    48,000  Kemet Corp.*<F10>                                          350,400
    65,000  Vishay Intertechnology, Inc.*<F10>                         880,100
                                                                  ------------
                                                                     3,958,030
                                                                  ------------
            ELECTRONIC MANUFACTURING SERVICES: 0.42%
    65,000  Flextronics International LTD*<F10>#<F11>                  746,200
    30,000  Nam Tai Electronics, Inc. #<F11>                           455,700
                                                                  ------------
                                                                     1,201,900
                                                                  ------------
            FIBER OPTIC COMPONENTS: 0.67%
   370,000  Alliance Fiber Optic Products, Inc.*<F10>                  747,400
    75,000  Bookham, Inc.*<F10>+<F12>                                  305,250
    45,000  Corning, Inc.*<F10>                                        841,950
                                                                  ------------
                                                                     1,894,600
                                                                  ------------
            FINANCIAL SERVICES, DIVERSIFIED:  0.32%
    40,000  H & R Block, Inc.                                          921,600
                                                                  ------------
            FIXED LINE COMMUNICATIONS: 0.26%
    20,000  Verizon Communications, Inc.                               744,800
                                                                  ------------
            FOOD MANUFACTURERS: 0.76%
    45,000  Archer-Daniels-Midland Co.                               1,438,200
    43,000  Sara Lee Corp.                                             732,290
                                                                  ------------
                                                                     2,170,490
                                                                  ------------
            FOOTWEAR: 0.48%
    21,000  Steven Madden, Ltd.                                        736,890
    20,000  The Timberland Co. - Class A*<F10>                         631,600
                                                                  ------------
                                                                     1,368,490
                                                                  ------------
            FOREST PRODUCTS: 0.11%
    58,000  Pope & Talbot, Inc.*<F10>+<F12>                            317,260
                                                                  ------------
            HEALTHCARE PROVIDERS: 2.59%
    42,000  Aetna, Inc.                                              1,813,560
    95,000  American Shared Hospital Services                          631,750
    26,667  Humana, Inc.*<F10>                                       1,474,952
    60,000  Res-Care, Inc.*<F10>                                     1,089,000
    61,000  United American Healthcare Corp.*<F10>+<F12>               511,180
    34,667  UnitedHealth Group, Inc.                                 1,862,658
                                                                  ------------
                                                                     7,383,100
                                                                  ------------
            HEAVY CONSTRUCTION: 0.09%
   113,700  Williams Industries, Inc.*<F10>                            259,236
                                                                  ------------
            HOME CONSTRUCTION: 5.31%
    34,000  Beazer Homes USA, Inc.                                   1,598,340
    20,000  Cavco Industries, Inc.*<F10>                               700,800
    22,500  Centex Corp.                                             1,266,075
    46,666  D.R. Horton, Inc.                                        1,236,182
    15,000  Hovanian Enterprises, Inc. - Class A*<F10>+<F12>           508,500
    25,000  KB Home                                                  1,282,000
    17,000  Lennar Corp. - Class A                                     891,820
    12,000  M.D.C. Holdings, Inc.                                      684,600
    11,000  Meritage Homes Corp.*<F10>                                 524,920
    14,000  M/I Homes, Inc.+<F12>                                      534,660
    35,000  Orleans Homebuilders, Inc.+<F12>                           658,000
    40,000  Pulte Homes, Inc.                                        1,324,800
    25,000  Ryland Group, Inc.                                       1,365,500
    40,000  Standard Pacific Corp.                                   1,071,600
    28,000  Toll Brothers, Inc.*<F10>                                  902,440
    30,000  WCI Communities, Inc.*<F10>+<F12>                          575,400
                                                                  ------------
                                                                    15,125,637
                                                                  ------------
            HOME FURNISHINGS: 0.91%
   175,000  Applica, Inc.*<F10>                                      1,398,250
    32,700  Chromcraft Revington, Inc.*<F10>                           280,893
    33,896  The Dixie Group, Inc.*<F10>                                428,445
     6,000  Whirlpool Corp.                                            498,120
                                                                  ------------
                                                                     2,605,708
                                                                  ------------
            HOMELAND SECURITY: 0.40%
    26,650  Cogent Inc.*<F10>                                          293,417
    40,000  OSI Systems, Inc.*<F10>                                    837,200
                                                                  ------------
                                                                     1,130,617
                                                                  ------------
            HOUSE, DURABLE: 0.18%
    76,100  Global-Tech Appliances, Inc.*<F10>#<F11>                   210,797
    45,000  Lenox Group, Inc.*<F10>                                    288,000
                                                                  ------------
                                                                       498,797
                                                                  ------------
            INDUSTRIAL DIVERSIFIED: 0.32%
    35,000  McRae Industries, Inc. - Class A                           428,750
    44,900  P & F Industries, Inc. - Class A*<F10>                     493,900
                                                                  ------------
                                                                       922,650
                                                                  ------------
            INDUSTRIAL SERVICES & DISTRIBUTORS: 0.94%
    30,000  Avnet, Inc.*<F10>+<F12>                                    765,900
    75,000  Nu Horizons Electronics Corp.*<F10>                        771,750
    48,400  Spectrum Control, Inc.*<F10>                               470,448
    60,000  Trio-Tech International                                    675,000
                                                                  ------------
                                                                     2,683,098
                                                                  ------------
            INSURANCE, FULL LINE: 0.33%
    10,000  Hartford Financial Services Group, Inc.                    933,100
                                                                  ------------
            INSURANCE, LIFE: 0.53%
     2,500  National Western Life Insurance Co. - Class A              575,350
    45,000  UnumProvident Corp.                                        935,100
                                                                  ------------
                                                                     1,510,450
                                                                  ------------
            INSURANCE, PROPERTY & CASUALTY: 2.03%
    35,000  Direct General Corp.                                       722,400
    15,000  Endurance Specialty Holdings Ltd.#<F11>                    548,700
    20,000  Merchants Group, Inc.                                      647,000
    10,500  MGIC Investment Corp.                                      656,670
    11,500  Radian Group, Inc.                                         619,965
    25,000  RTW, Inc.*<F10>                                            225,500
    20,000  The Allstate Corp.                                       1,302,200
    20,000  The St. Paul Travelers Companies, Inc.                   1,073,800
                                                                  ------------
                                                                     5,796,235
                                                                  ------------
            MEDICAL SUPPLIES: 1.23%
    25,000  Baxter International, Inc.                               1,159,750
    30,000  Boston Scientific Corp.*<F10>                              515,400
    36,000  McKesson Corp.                                           1,825,200
                                                                  ------------
                                                                     3,500,350
                                                                  ------------
            MERCHANT ENERGY PROVIDERS: 0.00%
       925  Dynegy Inc. - Class A*<F10>                                  6,697
                                                                  ------------
            OIL, EQUIPMENT & SERVICES: 1.89%
    20,000  Bristow Group, Inc.*<F10>                                  721,800
    50,000  Key Energy Services, Inc.*<F10>                            782,500
    11,000  Lone Star Technologies, Inc.*<F10>                         532,510
    48,000  Oceaneering International, Inc.*<F10>                    1,905,600
    30,000  Tidewater Inc.                                           1,450,800
                                                                  ------------
                                                                     5,393,210
                                                                  ------------
            OIL, EXPLORATION & PRODUCTION/DRILLING: 3.09%
    20,000  Chesapeake Energy Corp.                                    581,000
    35,000  GlobalSantaFe Corp.#<F11>                                2,057,300
   100,000  Grey Wolf, Inc.*<F10>                                      686,000
    36,000  Nabors Industries, Ltd.*<F10> #<F11>                     1,072,080
    13,000  Noble Energy, Inc.                                         637,910
    19,000  Patterson-UTI Energy, Inc.                                 441,370
    49,500  Petrohawk Energy Corp.*<F10>                               569,250
    10,000  Rowan Companies, Inc.                                      332,000
    30,000  Transocean, Inc.*<F10>#<F11>                             2,426,700
                                                                  ------------
                                                                     8,803,610
                                                                  ------------
            OIL, INTEGRATED MAJORS: 2.89%
    35,000  Anadarko Petroleum Corp.                                 1,523,200
    11,000  Chevron Corp.                                              808,830
    10,000  ConocoPhillips                                             719,500
    10,000  Exxon Mobil Corp.                                          766,300
    30,000  Marathon Oil Corp.                                       2,775,000
    33,600  Occidental Petroleum Corp.                               1,640,688
                                                                  ------------
                                                                     8,233,518
                                                                  ------------
            OIL, REFINERS: 3.32%
    42,000  Giant Industries, Inc.*<F10>                             3,147,900
    37,333  Holly Corp.                                              1,918,916
    32,000  Tesoro Petroleum Corp.                                   2,104,640
    45,000  Valero Energy Corp.                                      2,302,200
                                                                  ------------
                                                                     9,473,656
                                                                  ------------
            OIL, SECONDARY: 0.65%
    10,000  Apache Corp.                                               665,100
     9,000  Devon Energy Corp.                                         603,720
    12,000  Pogo Producing Co.                                         581,280
                                                                  ------------
                                                                     1,850,100
                                                                  ------------
            OIL, TRANSPORTATION/SHIPPING: 2.75%
    60,000  Dryships, Inc.#<F11>                                     1,080,600
    16,000  Frontline LTD.#<F11>+<F12>                                 509,600
    15,000  General Maritime Corp.#<F11>                               527,850
    20,000  Nordic American Tanker Shipping LTD.#<F11>+<F12>           683,000
    90,000  OMI Corp.#<F11>                                          1,905,300
    15,000  Overseas Shipholding Group, Inc.                           844,500
     5,200  Ship Finance International Ltd.#<F11>+<F12>                123,552
    23,000  Teekay Shipping Corp. #<F11>                             1,003,260
    25,000  Tsakos Energy Navigation LTD.#<F11>+<F12>                1,147,500
                                                                  ------------
                                                                     7,825,162
                                                                  ------------
            OTHER NON-FERROUS: 0.67%
    16,000  Phelps Dodge Corp.                                       1,915,520
                                                                  ------------
            PAPER PRODUCTS:  0.20%
    17,000  International Paper Co.                                    579,700
                                                                  ------------
            PHARMACEUTICALS: 3.08%
    17,500  Abbott Laboratories                                        852,425
    40,000  Bioveris Corp.*<F10>                                       548,800
    30,000  Bristol-Myers Squibb Co.                                   789,600
    11,000  Eli Lilly & Co.                                            573,100
    12,000  Forest Laboratories, Inc.*<F10>                            607,200
    18,500  Johnson & Johnson                                        1,221,370
    50,000  King Pharmaceuticals, Inc.*<F10>                           796,000
    20,000  Merck & Co. Inc.                                           872,000
    30,000  Mylan Laboratories, Inc.                                   598,800
    35,000  Pfizer, Inc.                                               906,500
    20,000  Wyeth                                                    1,018,400
                                                                  ------------
                                                                     8,784,195
                                                                  ------------
            POLLUTION CONTROL/WASTE MANAGEMENT: 0.14%
    22,000  American Ecology Corp.+<F12>                               407,220
                                                                  ------------
            PRECIOUS METALS:  0.29%
    65,000  Stillwater Mining Co.*<F10>                                811,850
                                                                  ------------
            RAILROADS: 1.93%
    64,000  CSX Corp.                                                2,203,520
    40,000  Norfolk Southern Corp.                                   2,011,600
    14,000  Union Pacific Corp.                                      1,288,280
                                                                  ------------
                                                                     5,503,400
                                                                  ------------
            REAL ESTATE INVESTMENT: 0.43%
    60,000  HRPT Properties Trust                                      741,000
    15,000  New Century Financial Corp.                                473,850
                                                                  ------------
                                                                     1,214,850
                                                                  ------------
            RECREATIONAL PRODUCTS:  1.31%
    15,000  Brunswick Corp.                                            478,500
    30,000  Callaway Golf Co.                                          432,300
    25,000  Eastman Kodak Co.                                          645,000
    30,000  K2, Inc.*<F10>                                             395,700
    30,000  The Nautilus Group, Inc.+<F12>                             420,000
    40,000  The Walt Disney Co.                                      1,370,800
                                                                  ------------
                                                                     3,742,300
                                                                  ------------
            RESTAURANTS: 0.26%
    25,000  Landry's Restaurants, Inc.                                 752,250
                                                                  ------------
            RETAILERS, APPAREL: 1.46%
    16,667  Abercrombie & Fitch Co. - Class A                        1,160,523
    75,000  American Eagle Outfitters, Inc.+<F12>                    2,340,750
    20,000  AnnTaylor Stores Corp.*<F10>                               656,800
                                                                  ------------
                                                                     4,158,073
                                                                  ------------
            RETAILERS, BROADLINE: 1.03%
    24,000  J. C. Penney Company, Inc.                               1,856,640
    10,000  Nordstrom, Inc.                                            493,400
    10,000  Target Corp.                                               570,500
                                                                  ------------
                                                                     2,920,540
                                                                  ------------
            RETAILERS, SPECIALTY: 1.40%
    25,756  AutoNation, Inc.*<F10>+<F12>                               549,118
    16,500  Bed Bath & Beyond, Inc.*<F10>                              628,650
    35,000  Jo-Ann Stores, Inc. - Class B*<F10>+<F12>                  861,000
    16,000  OfficeMax, Inc.                                            794,400
    29,000  The Home Depot, Inc.+<F12>                               1,164,640
                                                                  ------------
                                                                     3,997,808
                                                                  ------------
            SAVINGS & LOANS: 2.04%
    23,000  Countrywide Financial Corp.                                976,350
     7,000  Downey Financial Corp.                                     508,060
    16,000  FirstFed Financial Corp.*<F10>+<F12>                     1,071,520
    12,000  IndyMac Bancorp, Inc.                                      541,920
    29,524  PVF Capital Corp.                                          312,069
    53,035  Washington Mutual, Inc.                                  2,412,562
                                                                  ------------
                                                                     5,822,481
                                                                  ------------
            SEMICONDUCTOR, CAPITAL EQUIPMENT: 3.09%
   130,000  Aetrium, Inc.*<F10>                                        462,800
    40,000  Brooks Automation, Inc.*<F10>                              576,000
    45,000  Cohu, Inc.                                                 907,200
    75,000  Electroglas, Inc.*<F10>                                    186,750
    60,000  Kulicke and Soffa Industries, Inc.*<F10>                   504,000
    37,500  Lam Research Corp.*<F10>                                 1,898,250
    60,000  Mattson Technology, Inc.*<F10>                             559,200
    25,000  Novellus Systems, Inc.*<F10>+<F12>                         860,500
    25,000  Teradyne, Inc.*<F10>                                       374,000
    35,976  Ultratech, Inc.*<F10>                                      448,981
    34,500  Varian Semiconductor Equipment Associates, Inc.*<F10>    1,570,440
    25,000  Veeco Instruments, Inc.*<F10>                              468,250
                                                                  ------------
                                                                     8,816,371
                                                                  ------------
            SEMICONDUCTOR, GRAPHICS CHIPS: 0.84%
    60,000  NVIDIA Corp.*<F10>                                       2,220,600
   163,900  Tvia, Inc.*<F10>+<F12>                                     175,373
                                                                  ------------
                                                                     2,395,973
                                                                  ------------
            SEMICONDUCTOR, MICROPROCESSORS: 3.92%
    60,000  Advanced Micro Devices, Inc.*<F10>                       1,221,000
    75,000  Ceva, Inc.*<F10>                                           485,250
    30,000  Cypress Semiconductor Corp.*<F10>+<F12>                    506,100
   140,000  Dataram Corp.                                              586,600
    59,000  Diodes, Inc.*<F10>                                       2,093,320
    45,000  Exar Corp.*<F10>                                           585,000
    95,000  Integrated Silicon Solution, Inc.*<F10>                    546,250
    35,000  Intel Corp.                                                708,750
    20,000  International Rectifier Corp.*<F10>                        770,600
    40,000  Micron Technology, Inc.*<F10>                              558,400
    40,000  National Semiconductor Corp.                               908,000
    70,000  Sigmatel, Inc.*<F10>                                       306,600
   125,000  Silicon Storage Technology, Inc.*<F10>                     563,750
    56,649  Taiwan Semiconductor Manufacturing Company Ltd. ADR        619,174
    25,000  Texas Instruments, Inc.                                    720,000
                                                                  ------------
                                                                    11,178,794
                                                                  ------------
            SEMICONDUCTOR, PROGRAMMABLE LOGIC DEVICES: 1.03%
   150,000  Applied Micro Circuits Corp.*<F10>                         534,000
    42,500  Genesis Microchip, Inc.*<F10>+<F12>                        430,950
    75,000  Integrated Device Technology, Inc.*<F10>                 1,161,000
    70,000  Pericom Semiconductor Corp.*<F10>                          802,900
                                                                  ------------
                                                                     2,928,850
                                                                  ------------
            SOFTWARE: 4.75%
   140,000  ActivIdentity Corp.*<F10>                                  709,800
   170,500  American Software, Inc. - Class A                        1,181,565
    53,100  CAM Commerce Solutions, Inc.                             1,314,756
   100,000  Captaris, Inc.*<F10>                                       777,000
   145,000  Compuware Corp.*<F10>                                    1,207,850
    35,000  Electronics for Imaging, Inc.*<F10>                        930,300
    85,000  iPass, Inc.*<F10>+<F12>                                    499,800
   100,000  Keynote Systems, Inc.*<F10>                              1,060,000
    30,000  Microsoft Corp.                                            895,800
    90,000  NetManage, Inc.*<F10>                                      476,100
   150,000  Peerless Systems Corp.*<F10>                               408,000
   155,000  Quovadx, Inc.*<F10>                                        437,100
    70,000  RealNetworks, Inc.*<F10>                                   765,800
    20,000  SafeNet, Inc.*<F10>                                        478,800
   119,000  Selectica, Inc.*<F10>                                      210,630
    55,000  SonicWALL, Inc.*<F10>                                      463,100
    50,000  Symantec Corp.*<F10>                                     1,042,500
    45,000  Wayside Technology Group, Inc.                             680,400
                                                                  ------------
                                                                    13,539,301
                                                                  ------------
            STEEL: 1.13%
    70,000  Ryerson Tull, Inc.+<F12>                                 1,756,300
    20,000  United States Steel Corp.                                1,462,800
                                                                  ------------
                                                                     3,219,100
                                                                  ------------
            TOBACCO: 1.50%
    90,000  Alliance One International, Inc.*<F10>                     635,400
    10,000  Altria Group, Inc.                                         858,200
    27,000  Reynolds American, Inc.                                  1,767,690
    17,500  UST, Inc.                                                1,018,500
                                                                  ------------
                                                                     4,279,790
                                                                  ------------
            TOYS: 1.84%
    25,000  Hasbro, Inc.                                               681,250
    20,000  JAKKS Pacific, Inc.*<F10>                                  436,800
    60,000  Mattel, Inc.                                             1,359,600
    37,000  The Topps Co.                                              329,300
    75,000  THQ, Inc.*<F10>+<F12>                                    2,439,000
                                                                  ------------
                                                                     5,245,950
                                                                  ------------
            TRANSPORTATION EQUIPMENT: 0.60%
    23,000  Navistar International Corp.*<F10>                         768,890
    27,000  Trinity Industries, Inc.                                   950,400
                                                                  ------------
                                                                     1,719,290
                                                                  ------------
            TRUCKING: 0.56%
    15,000  Arkansas Best Corp.                                        540,000
    28,000  YRC Worldwide, Inc.*<F10>                                1,056,440
                                                                  ------------
                                                                     1,596,440
                                                                  ------------
            WIRELESS COMMUNICATIONS: 1.06%
    84,000  Brightpoint, Inc.*<F10>                                  1,129,800
    40,000  Nokia Corp. ADR                                            812,800
    34,856  Sprint Nextel Corp.                                        658,430
   150,000  Wireless Facilities, Inc.*<F10>+<F12>                      427,500
                                                                  ------------
                                                                     3,028,530
                                                                  ------------
            Total Common Stocks (Cost $188,059,368)                280,030,445
                                                                  ------------
            Warrants: 0.07%
            ---------------
    20,000  Air France ADR*<F10>
              Expiration 11/5/2007, Exercise Price $20.00
              (Acquired 5/5/2004, Cost $18,752)                        212,600
                                                                  ------------
            Short-Term Investments: 1.88%
            -----------------------------
            MONEY MARKET FUNDS: 1.88%
 3,290,918  AIM STIT-STIC Prime Portfolio                            3,290,918
 2,060,296  Fidelity Institutional Money Market Portfolio            2,060,296
                                                                  ------------
            Total Short-Term Investments (Cost $5,351,214)           5,351,214
                                                                  ------------

            Investments Purchased as Securities Lending Collateral: 8.58%
            -------------------------------------------------------------
            MONEY MARKET FUNDS: 8.58%
24,354,038  AIM STIT-STIC Prime Portfolio                           24,354,038
   107,569  Fidelity Institutional Money Market Portfolio              107,569
                                                                  ------------
            Total Investments Purchased as Securities
              Lending Collateral (Cost $24,461,607)                 24,461,607
                                                                  ------------

            Total Investments in Securities
              (Cost $217,890,941): 108.78%                         310,055,866
            Liabilities in Excess of Other Assets: (8.78%)         (25,028,842)
                                                                  ------------
            Net Assets:  100.00%                                  $285,027,024
                                                                  ------------
                                                                  ------------

ADR - American Depositary Receipt
*<F10>  Non-income producing security.
#<F11>  U.S. traded security of a foreign issuer.
+<F12> All or a portion of this security is on loan. See Note 8 in the Notes to Financial Statements.
^<F13> Affiliated Company; the Fund owns 5% or more of the outstanding voting securities of the issuer.
        See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

                          AL FRANK DIVIDEND VALUE FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2006

  Shares    Common Stocks: 96.89%                                     Value
  ------    ---------------------                                     -----

            ADVANCED INDUSTRIAL EQUIPMENT: 0.86%
   1,800    Eaton Corp.                                            $   135,252
   7,334    Insteel Industries, Inc.                                   130,472
                                                                   -----------
                                                                       265,724
                                                                   -----------
            ADVANCED MEDICAL DEVICES: 0.38%
   2,200    Medtronic, Inc.                                            117,722
                                                                   -----------
            AEROSPACE & DEFENSE: 1.66%
   2,300    The Boeing Co.                                             204,332
   5,500    Kaman Corp. - Class A                                      123,145
   2,000    Lockheed Martin Corp.                                      184,140
                                                                   -----------
                                                                       511,617
                                                                   -----------
            AIRLINES: 0.54%
   6,500    SkyWest, Inc.                                              165,815
                                                                   -----------
            ALUMINUM: 0.81%
   4,500    Alcoa, Inc.                                                135,045
   2,900    BHP Billiton Limited ADR                                   115,275
                                                                   -----------
                                                                       250,320
                                                                   -----------
            AUTOMOBILE MANUFACTURERS: 1.06%
   4,500    General Motors Corp.                                       138,240
   1,400    Toyota Motor Corp. ADR                                     188,034
                                                                   -----------
                                                                       326,274
                                                                   -----------
            AUTOMOBILE PARTS & EQUIPMENT: 1.07%
   9,000    ArvinMeritor, Inc.                                         164,070
   5,500    Cooper Tire & Rubber Co.                                    78,650
   4,500    Superior Industries International, Inc.                     86,715
                                                                   -----------
                                                                       329,435
                                                                   -----------
            BANKS: 3.39%
   5,504    Bank of America Corp.                                      293,859
  15,000    Capstead Mortgage Corp.                                    124,500
   3,200    Citigroup, Inc.                                            178,240
   3,000    Fifth Third Bancorp                                        122,790
   3,700    JPMorgan Chase & Co.                                       178,710
   4,000    National City Corp.                                        146,240
                                                                   -----------
                                                                     1,044,339
                                                                   -----------
            BROKERAGES: 2.73%
   2,800    Lehman Brothers Holdings, Inc.                             218,736
   2,500    Merrill Lynch & Co., Inc.                                  232,750
   2,000    Morgan Stanley                                             162,860
   1,150    The Goldman Sachs Group, Inc.                              229,252
                                                                   -----------
                                                                       843,598
                                                                   -----------
            BUILDING MATERIALS: 2.08%
   3,500    Ameron International Corp.                                 267,295
   3,000    Building Materials Holding Corp.                            74,070
   3,000    Eagle Materials Inc.                                       129,690
   3,500    International Aluminum Corp.                               170,625
                                                                   -----------
                                                                       641,680
                                                                   -----------
            BUSINESS SERVICES: 2.03%
   1,988    Fidelity National Information Services, Inc.                79,699
     165    Idearc, Inc.*<F14>                                           4,727
  13,000    IKON Office Solutions, Inc.                                212,810
   6,000    Sabre Holdings Corp.                                       191,340
  25,000    Traffix, Inc.                                              137,000
                                                                   -----------
                                                                       625,576
                                                                   -----------
            CASINOS & CASINO EQUIPMENT: 1.18%
   1,625    Harrah's Entertainment, Inc.                               134,420
   5,000    International Game Technology                              231,000
                                                                   -----------
                                                                       365,420
                                                                   -----------
            CHEMICALS, COMMODITY: 1.49%
   2,700    E.I. Du Pont de Nemours and Co.                            131,517
   4,500    Lyondell Chemical Co.                                      115,065
   6,000    Olin Corp.                                                  99,120
   2,700    The Dow Chemical Co.                                       107,838
     403    Tronox Inc. - Class B                                        6,363
                                                                   -----------
                                                                       459,903
                                                                   -----------
            CHEMICALS, SPECIALTY: 0.18%
  17,000    Wellman, Inc.                                               54,230
                                                                   -----------
            CLOTHING/FABRICS: 1.32%
  10,600    Delta Apparel, Inc.                                        181,154
   4,000    Kellwood Co.                                               130,080
   4,000    Kenneth Cole Productions, Inc.                              95,960
                                                                   -----------
                                                                       407,194
                                                                   -----------
            COAL: 0.29%
   4,300    Fording Canadian Coal Trust#<F15>                           89,225
                                                                   -----------
            COMMUNICATIONS TECHNOLOGY: 2.20%
   7,000    ADTRAN, Inc.                                               158,900
   6,900    Applied Signal Technology, Inc.                             97,014
   8,000    Motorola, Inc.                                             164,480
   3,300    QUALCOMM, Inc.                                             124,707
  52,000    Wireless Telecom Group, Inc.*<F14>                         132,600
                                                                   -----------
                                                                       677,701
                                                                   -----------
            COMPUTERS/HARDWARE: 1.70%
  11,002    AU Optronics Corp. ADR                                     151,938
   6,000    Hewlett Packard Co.                                        247,140
   1,300    International Business Machines Corp.                      126,295
                                                                   -----------
                                                                       525,373
                                                                   -----------
            CONSUMER SERVICES: 0.42%
   6,000    Time Warner Inc.                                           130,680
                                                                   -----------
            CONTAINERS & PACKAGING: 0.40%
  42,500    Rotonics Manufacturing, Inc.*<F14>                         124,950
                                                                   -----------
            DATA STORAGE/DISK DRIVES: 0.53%
   6,200    Seagate Technology#<F15>                                   164,300
                                                                   -----------
            DISTILLERS & BREWERS: 0.38%
   2,400    Anheuser-Busch Companies, Inc.                             118,080
                                                                   -----------
            ELECTRICAL COMPONENTS & EQUIPMENT: 1.45%
   4,900    American Power Conversion Corp.                            149,891
   9,700    AVX Corp.                                                  143,463
  13,000    Frequency Electronics, Inc.                                155,350
                                                                   -----------
                                                                       448,704
                                                                   -----------
            ELECTRONIC MANUFACTURING SERVICES: 0.63%
   4,400    Jabil Circuit, Inc.                                        108,020
   5,700    Nam Tai Electronics, Inc.#<F15>                             86,583
                                                                   -----------
                                                                       194,603
                                                                   -----------
            FINANCIAL SERVICES, DIVERSIFIED: 1.17%
   2,300    Fannie Mae                                                 136,597
   4,523    Fidelity National Title Group, Inc. - Class A              108,009
   5,000    H & R Block, Inc.                                          115,200
                                                                   -----------
                                                                       359,806
                                                                   -----------
            FIXED LINE COMMUNICATIONS: 1.69%
   5,500    AT&T, Inc.                                                 196,625
   4,300    BellSouth Corp.                                            202,573
   3,300    Verizon Communications, Inc.                               122,892
                                                                   -----------
                                                                       522,090
                                                                   -----------
            FOOD MANUFACTURERS: 1.38%
   6,000    Archer-Daniels-Midland Co.                                 191,760
   4,800    Nash Finch Co.                                             131,040
   6,000    Sara Lee Corp.                                             102,180
                                                                   -----------
                                                                       424,980
                                                                   -----------
            FOOTWEAR: 0.38%
   1,200    Nike, Inc. - Class B                                       118,836
                                                                   -----------
            HEALTHCARE PROVIDERS: 0.37%
  17,000    American Shared Hospital Services                          113,050
                                                                   -----------
            HEAVY MACHINERY: 1.94%
   2,600    Caterpillar, Inc.                                          159,458
   2,000    Deere & Co.                                                190,140
   2,675    Ingersoll-Rand Company Ltd. - Class A#<F15>                104,673
   3,000    Joy Global Inc.                                            145,020
                                                                   -----------
                                                                       599,291
                                                                   -----------
            HOME CONSTRUCTION: 3.34%
   2,500    Beazer Homes USA, Inc.                                     117,525
   4,400    D.R. Horton, Inc.                                          116,556
   1,900    KB Home                                                     97,432
   2,700    Lennar Corp. - Class A                                     141,642
   1,950    M.D.C. Holdings, Inc.                                      111,248
   7,000    Orleans Homebuilders, Inc.                                 131,600
   3,000    Pulte Homes, Inc.                                           99,360
   1,900    Ryland Group, Inc.                                         103,778
   4,200    Standard Pacific Corp.                                     112,518
                                                                   -----------
                                                                     1,031,659
                                                                   -----------
            HOME FURNISHINGS: 0.62%
   3,200    National Presto Industries, Inc.                           191,584
                                                                   -----------
            HOUSE, DURABLE: 0.94%
   1,585    Fortune Brands, Inc.                                       135,343
   5,300    Newell Rubbermaid, Inc.                                    153,435
                                                                   -----------
                                                                       288,778
                                                                   -----------
            HOUSE, NON-DURABLE: 0.47%
   2,200    Colgate-Palmolive Co.                                      143,528
                                                                   -----------
            INDUSTRIAL DIVERSIFIED: 0.74%
   1,500    3M Co.                                                     116,895
   3,000    General Electric Co.                                       111,630
                                                                   -----------
                                                                       228,525
                                                                   -----------
            INSURANCE, FULL LINE: 1.65%
   1,800    Hartford Financial Services Group, Inc.                    167,958
   2,500    MBIA, Inc.                                                 182,650
   3,000    The Chubb Corp.                                            158,730
                                                                   -----------
                                                                       509,338
                                                                   -----------
            INSURANCE, LIFE: 0.44%
   6,500    UnumProvident Corp.                                        135,070
                                                                   -----------
            INSURANCE, PROPERTY & CASUALTY: 3.59%
   5,850    American Financial Group, Inc.                             210,074
   6,000    Direct General Corp.                                       123,840
   3,300    Endurance Specialty Holdings Ltd.#<F15>                    120,714
   2,000    MGIC Investment Corp.                                      125,080
   2,400    The Allstate Corp.                                         156,264
   3,300    The St. Paul Travelers Companies, Inc.                     177,177
   5,625    W.R. Berkley Corp.                                         194,119
                                                                   -----------
                                                                     1,107,268
                                                                   -----------
            MEDICAL SUPPLIES: 1.18%
   3,500    Baxter International, Inc.                                 162,365
   4,000    McKesson Corp.                                             202,800
                                                                   -----------
                                                                       365,165
                                                                   -----------
            OIL, EQUIPMENT & SERVICES: 0.47%
   3,000    Tidewater Inc.                                             145,080
                                                                   -----------
            OIL, EXPLORATION & PRODUCTION/DRILLING: 1.76%
   3,500    Chesapeake Energy Corp.                                    101,675
   3,300    GlobalSantaFe Corp.#<F15>                                  193,974
   3,000    Noble Energy, Inc.                                         147,210
   3,050    Rowan Companies, Inc.                                      101,260
                                                                   -----------
                                                                       544,119
                                                                   -----------
            OIL, INTEGRATED MAJORS: 3.30%
   3,400    Anadarko Petroleum Corp.                                   147,968
   2,200    Chevron Corp.                                              161,766
   2,800    ConocoPhillips                                             201,460
   2,400    Exxon Mobil Corp.                                          183,912
   3,472    Marathon Oil Corp.                                         321,160
                                                                   -----------
                                                                     1,016,266
                                                                   -----------
            OIL, REFINERS: 0.90%
   5,400    Valero Energy Corp.                                        276,264
                                                                   -----------
            OIL, SECONDARY: 2.39%
   2,400    Apache Corp.                                               159,624
   2,000    Ashland, Inc.                                              138,360
   3,100    Devon Energy Corp.                                         207,948
   2,100    Hess Corp.                                                 104,097
   2,600    Pogo Producing Co.                                         125,944
                                                                   -----------
                                                                       735,973
                                                                   -----------
            OIL, TRANSPORTATION/SHIPPING: 3.84%
  11,000    Dryships, Inc.#<F15>                                       198,110
   2,500    Frontline LTD.#<F15>                                        79,625
   3,300    General Maritime Corp.#<F15>                               116,127
   3,200    Nordic American Tanker Shipping LTD.#<F15>                 109,280
   6,500    OMI Corp.#<F15>                                            137,605
   2,000    Overseas Shipbuilding Group, Inc.                          112,600
   5,375    Ship Finance International LTD#<F15>                       127,710
   3,250    Teekay Shipping Corp.#<F15>                                141,765
   3,500    Tsakos Energy Navigation LTD.#<F15>                        160,650
                                                                   -----------
                                                                     1,183,472
                                                                   -----------
            PAPER PRODUCTS: 0.39%
   3,500    International Paper Co.                                    119,350
                                                                   -----------
            PHARMACEUTICALS: 4.48%
   2,800    Abbott Laboratories                                        136,388
   5,050    Bristol-Myers Squibb Co.                                   132,916
   2,500    Eli Lilly & Co.                                            130,250
   2,300    GlaxoSmithKline plc ADR                                    121,348
   1,900    Johnson & Johnson                                          125,438
   3,900    Merck & Co. Inc.                                           170,040
   7,500    Mylan Laboratories, Inc.                                   149,700
   2,500    Novartis AG ADR                                            143,600
   5,000    Pfizer, Inc.                                               129,500
   2,800    Wyeth                                                      142,576
                                                                   -----------
                                                                     1,381,756
                                                                   -----------
            POLLUTION CONTROL/WASTE MANAGEMENT: 0.48%
   8,000    American Ecology Corp.                                     148,080
                                                                   -----------
            PRECIOUS METALS: 0.34%
   3,700    Goldcorp, Inc.#<F15>                                       105,228
                                                                   -----------
            RAILROADS: 2.42%
   2,500    Burlington Northern Santa Fe Corp.                         184,525
   6,400    CSX Corp.                                                  220,352
   3,500    Norfolk Southern Corp.                                     176,015
   1,800    Union Pacific Corp.                                        165,636
                                                                   -----------
                                                                       746,528
                                                                   -----------
            REAL ESTATE INVESTMENT TRUSTS: 0.36%
   3,500    New Century Financial Corp.                                110,565
                                                                   -----------
            RECREATIONAL PRODUCTS: 2.50%
   3,300    Brunswick Corp.                                            105,270
   9,000    Callaway Golf Co.                                          129,690
   4,000    Eastman Kodak Co.                                          103,200
   2,100    Harley-Davidson, Inc.                                      147,987
   8,000    Nautilus Group, Inc.                                       112,000
   5,000    The Walt Disney Co.                                        171,350
                                                                   -----------
                                                                       769,497
                                                                   -----------
            RESTAURANTS: 0.53%
   3,700    McDonald's Corp.                                           164,021
                                                                   -----------
            RETAILERS, APPAREL: 2.75%
   2,000    Abercrombie & Fitch Co. - Class A                          139,260
   9,000    American Eagle Outfitters, Inc.                            280,890
   4,500    Deb Shops, Inc.                                            118,800
   6,800    The Finish Line, Inc. - Class A                             97,104
   5,500    The Gap, Inc.                                              107,250
   4,300    The Talbots, Inc.                                          103,630
                                                                   -----------
                                                                       846,934
                                                                   -----------
            RETAILERS, BROADLINE: 2.01%
   4,100    Family Dollar Stores, Inc.                                 120,253
   2,600    J. C. Penney Company, Inc.                                 201,136
   4,000    Nordstrom, Inc.                                            197,360
   2,170    Wal-Mart Stores, Inc.                                      100,211
                                                                   -----------
                                                                       618,960
                                                                   -----------
            RETAILERS, SPECIALTY: 3.19%
   3,750    Best Buy Co., Inc.                                         184,462
   4,250    Circuit City Stores, Inc.                                   80,665
   5,500    Claire's Stores, Inc.                                      182,270
   3,900    OfficeMax, Inc.                                            193,635
   3,500    The Home Depot, Inc.                                       140,560
   6,500    The Pep Boys - Manny, Moe & Jack                            96,590
   3,400    Williams-Sonoma, Inc.                                      106,896
                                                                   -----------
                                                                       985,078
                                                                   -----------
            SAVINGS & LOANS: 1.84%
   3,800    Countrywide Financial Corp.                                161,310
   1,600    Downey Financial Corp.                                     116,128
   3,400    IndyMac Bancorp, Inc.                                      153,544
   3,000    Washington Mutual, Inc.                                    136,470
                                                                   -----------
                                                                       567,452
                                                                   -----------
            SEMICONDUCTOR, CAPITAL EQUIPMENT: 1.87%
   8,500    Applied Materials, Inc.                                    156,825
   5,000    Cognex Corp.                                               119,100
   7,500    Cohu, Inc.                                                 151,200
   3,000    KLA-Tencor Corp.                                           149,250
                                                                   -----------
                                                                       576,375
                                                                   -----------
            SEMICONDUCTOR, MICROPROCESSORS: 2.39%
   3,200    Analog Devices, Inc.                                       105,184
  21,000    Dataram Corp.                                               87,990
   5,600    Intel Corp.                                                113,400
   7,100    National Semiconductor Corp.                               161,170
  10,814    Taiwan Semiconductor Manufacturing Company Ltd. ADR        118,197
   5,200    Texas Instruments, Inc.                                    149,760
                                                                   -----------
                                                                       735,701
                                                                   -----------
            SEMICONDUCTOR, PROGRAMMABLE LOGIC DEVICES: 0.66%
   3,000    Maxim Integrated Products, Inc.                             91,860
   4,700    Xilinx, Inc.                                               111,907
                                                                   -----------
                                                                       203,767
                                                                   -----------
            SOFT DRINKS: 0.47%
   3,000    The Coca-Cola Co.                                          144,750
                                                                   -----------
            SOFTWARE: 1.44%
  23,000    American Software, Inc. - Class A                          159,390
   5,000    Microsoft Corp.                                            149,300
   9,000    Wayside Technology Group, Inc.                             136,080
                                                                   -----------
                                                                       444,770
                                                                   -----------
            STEEL: 2.71%
   4,000    Nucor Corp.                                                218,640
  10,000    Ryerson, Inc.                                              250,900
   5,000    The Timken Co.                                             145,900
   3,000    United States Steel Corp.                                  219,420
                                                                   -----------
                                                                       834,860
                                                                   -----------
            TOBACCO: 1.03%
   1,675    Altria Group, Inc.                                         143,748
   3,000    UST, Inc.                                                  174,600
                                                                   -----------
                                                                       318,348
                                                                   -----------
            TOYS: 0.59%
   8,000    Mattel, Inc.                                               181,280
                                                                   -----------
            TRANSPORTATION EQUIPMENT: 1.76%
   1,150    Cummins, Inc.                                              135,907
   2,800    Ryder System, Inc.                                         142,968
   7,500    Trinity Industries, Inc.                                   264,000
                                                                   -----------
                                                                       542,875
                                                                   -----------
            TRUCKING: 0.79%
   3,500    Arkansas Best Corp.                                        126,000
   5,600    J.B. Hunt Transport Services, Inc.                         116,312
                                                                   -----------
                                                                       242,312
                                                                   -----------
            WIRELESS COMMUNICATIONS: 0.55%
   8,400    Nokia Corp. ADR                                            170,688
                                                                   -----------
            Total Common Stocks (Cost $23,846,521)                  29,881,780
                                                                   -----------
            Short-Term Investments: 3.23%
            -----------------------------
            MONEY MARKET FUNDS: 3.23%
 776,054    AIM STIT-STIC Prime Portfolio                              776,054
 220,252    Fidelity Institutional Money Market Portfolio              220,252
                                                                   -----------
            Total Short-Term Investments (Cost $996,306)               996,306
                                                                   -----------
            Total Investments in Securities
              (Cost $24,842,827): 100.12%                           30,878,086
            Liabilities in Excess of Other Assets: (0.12%)             (36,047)
                                                                   -----------
            Net Assets:  100.00%                                   $30,842,039
                                                                   -----------
                                                                   -----------

ADR - American Depositary Receipt
*<F14>  Non-income producing security.
#<F15>  U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

                                 AL FRANK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 2006

                                                                                                            AL FRANK
                                                                                       AL FRANK             DIVIDEND
                                                                                         FUND              VALUE FUND
                                                                                       --------            ----------
ASSETS
   Investments in securities, at value:
       Non-affiliates (cost $217,436,493 and $24,842,827, respectively)1<F16>        $309,109,866         $30,878,086
       Affiliates (cost $454,448 and $0, respectively)                                    946,000                  --
                                                                                     ------------         -----------
           Total investments in securities, at value (cost $217,890,941 and
             $24,842,827, respectively)                                               310,055,866          30,878,086
                                                                                     ------------         -----------
   Cash                                                                                     3,750                 872
   Receivables:
       Fund shares sold                                                                   162,197               9,000
       Dividends and interest                                                             285,341              50,681
   Prepaid expenses                                                                        37,236              14,284
                                                                                     ------------         -----------
           Total assets                                                               310,544,390          30,952,923
                                                                                     ------------         -----------
LIABILITIES
   Payables:
       Collateral on securities loaned                                                 24,461,607                  --
       Fund shares redeemed                                                               521,822              35,972
       Due to advisor                                                                     244,814              23,613
       Transfer agent fees and expenses                                                   104,091               2,713
       Distribution fees                                                                   59,832               6,439
       Printing and mailing fees                                                           45,299               6,853
       Administration fees                                                                 25,830               6,115
       Audit fees                                                                          24,500              18,000
       Fund accounting fees                                                                14,660               6,772
       Custody fees                                                                        13,202                  --
       Chief Compliance Officer fee                                                           770                 548
   Accrued expenses                                                                           939               3,859
                                                                                     ------------         -----------
           Total liabilities                                                           25,517,366             110,884
                                                                                     ------------         -----------
NET ASSETS                                                                           $285,027,024         $30,842,039
                                                                                     ------------         -----------
                                                                                     ------------         -----------
CALCULATION OF NET ASSET VALUE PER SHARE
   INVESTOR CLASS
   Net assets applicable to shares outstanding                                       $278,559,406         $30,170,517
   Shares issued and outstanding [unlimited
     number of shares (par value $0.01) authorized]                                     8,483,463           2,262,610
                                                                                     ------------         -----------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                          $      32.84         $     13.33
                                                                                     ------------         -----------
                                                                                     ------------         -----------
   ADVISOR CLASS
   Net assets applicable to shares outstanding                                       $  6,467,618         $   671,522
   Shares issued and outstanding [unlimited
     number of shares (par value $0.01) authorized]                                       196,568              50,419
                                                                                     ------------         -----------
   Net asset value, offering and redemption price per share                          $      32.90         $     13.32
                                                                                     ------------         -----------
                                                                                     ------------         -----------
COMPONENTS OF NET ASSETS
   Paid-in capital                                                                   $190,931,214         $24,756,897
   Undistributed net investment income                                                         --              10,783
   Accumulated net realized gain on investments                                         1,930,885              39,100
   Net unrealized appreciation on investments                                          92,164,925           6,035,259
                                                                                     ------------         -----------
           Net assets                                                                $285,027,024         $30,842,039
                                                                                     ------------         -----------
                                                                                     ------------         -----------
1<F16>  Includes loaned securities with a market value of                            $ 23,975,215         $        --
                                                                                     ------------         -----------
                                                                                     ------------         -----------

The accompanying notes are an integral part of these financial statements.

                                 AL FRANK FUNDS

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                                            AL FRANK
                                                                                       AL FRANK             DIVIDEND
                                                                                         FUND              VALUE FUND
                                                                                       --------            ----------
INVESTMENT INCOME
   Income
       Dividends (Net of foreign taxes withheld
         of $20,940 and $2,968, respectively)                                         $ 3,438,971          $  667,811
       Interest                                                                           451,789              52,694
       Securities lending                                                                  53,585               1,747
                                                                                      -----------          ----------
           Total income                                                                 3,944,345             722,252
                                                                                      -----------          ----------
   Expenses
       Advisory fees (Note 3)                                                           2,976,356             289,024
       Distribution fees - Investor Class (Note 5)                                        738,831              71,712
       Transfer agent fees and expenses (Note 3)                                          469,541              50,459
       Administration fees (Note 3)                                                       305,525              64,637
       Fund accounting fees (Note 3)                                                       80,490              42,595
       Reports to shareholders                                                             57,656               7,307
       Custody fees (Note 3)                                                               54,045               3,874
       Registration expense                                                                40,055              25,346
       Miscellaneous                                                                       38,155               7,683
       Professional fees                                                                   37,812              25,820
       Trustee fees                                                                        15,473               8,142
       Chief Compliance Officer fee (Note 3)                                                6,470               1,096
                                                                                      -----------          ----------
           Total expenses                                                               4,820,409             597,695
           Less:  Expenses reimbursed by advisor (Note 3)                                      --             (25,947)
                                                                                      -----------          ----------
               Net expenses                                                             4,820,409             571,748
                                                                                      -----------          ----------
                  NET INVESTMENT INCOME/(LOSS)                                           (876,064)            150,504
                                                                                      -----------          ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                                     5,612,149             587,927
   Net change in unrealized appreciation on investments                                20,613,619           3,238,294
                                                                                      -----------          ----------
   Net realized and unrealized gain on investments                                     26,225,768           3,826,221
                                                                                      -----------          ----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $25,349,704          $3,976,725
                                                                                      -----------          ----------
                                                                                      -----------          ----------

The accompanying notes are an integral part of these financial statements.

                                 AL FRANK FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Year Ended          Year Ended
                                                              December 31, 2006   December 31, 2005
                                                              -----------------   -----------------
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                           $   (876,064)       $ (1,422,384)
   Net realized gain on investments                                 5,612,149          12,531,214
   Net change in unrealized appreciation on investments            20,613,619          14,247,744
                                                                 ------------        ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            25,349,704          25,356,574
                                                                 ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain on investments
       Investor Class                                              (5,902,729)         (9,305,640)
       Advisor Class                                                 (133,842)                 --
                                                                 ------------        ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (6,036,571)         (9,305,640)
                                                                 ------------        ------------
CAPITAL SHARE TRANSACTIONS
   Net increase/(decrease) in net assets derived
     from net change in outstanding shares (a)<F17>                 1,527,589         (11,171,607)
                                                                 ------------        ------------
   TOTAL INCREASE IN NET ASSETS                                    20,840,722           4,879,327
                                                                 ------------        ------------
NET ASSETS
   Beginning of year                                              264,186,302         259,306,975
                                                                 ------------        ------------
   END OF YEAR                                                   $285,027,024        $264,186,302
                                                                 ------------        ------------
                                                                 ------------        ------------

(a)<F17>  A summary of share transactions is as follows:

INVESTOR CLASS

                                                                 Year Ended                         Year Ended
                                                             December 31, 2006                   December 31, 2005
                                                         --------------------------         ---------------------------
                                                         Shares     Paid-in Capital         Shares      Paid-in Capital
                                                         ------     ---------------         ------      ---------------
Shares sold                                             3,393,682     $109,439,174         2,069,979     $ 60,195,223
Shares issued on reinvestment of distributions            170,624        5,622,162           290,553        8,774,712
Shares redeemed*<F18>                                  (3,754,213)    (119,673,264)       (2,806,014)     (80,141,542)
                                                       ----------     ------------        ----------     ------------
Net decrease                                             (189,907)    $ (4,611,928)         (445,482)    $(11,171,607)
                                                       ----------     ------------        ----------     ------------
                                                       ----------     ------------        ----------     ------------
*<F18>  Net of redemption fees of                                     $     44,777                       $     54,160
                                                                      ------------                       ------------
                                                                      ------------                       ------------

ADVISOR CLASS

                                                           April 30, 2006**<F20>
                                                                  Through                           Year Ended
                                                             December 31, 2006                   December 31, 2005
                                                         --------------------------         ---------------------------
                                                         Shares     Paid-in Capital         Shares      Paid-in Capital
                                                         ------     ---------------         ------      ---------------
Shares sold                                               222,970     $  6,967,185                --     $         --
Shares issued on reinvestment of distributions              4,042          133,428                --               --
Shares redeemed*<F19>                                     (30,444)        (961,096)               --               --
                                                       ----------     ------------        ----------     ------------
Net increase                                              196,568     $  6,139,517                --     $         --
                                                       ----------     ------------        ----------     ------------
                                                       ----------     ------------        ----------     ------------
*<F19>  Net of redemption fees of                                     $        171                       $         --
                                                                      ------------                       ------------
                                                                      ------------                       ------------

**<F20>  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

                          AL FRANK DIVIDEND VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Year Ended          Year Ended
                                                               December 31, 2006   December 31, 2005
                                                               -----------------   -----------------
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income                                          $   150,504         $    75,039
   Net realized gain on investments                                   587,927             144,757
   Net change in unrealized appreciation on investments             3,238,294           1,568,578
                                                                  -----------         -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             3,976,725           1,788,374
                                                                  -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income
   Investor Class                                                    (150,205)            (59,671)
   Advisor Class                                                       (4,956)                 --
   From net realized gain on investments
   Investor Class                                                    (623,814)            (47,992)
   Advisor Class                                                      (14,089)                 --
                                                                  -----------         -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               (793,064)           (107,663)
                                                                  -----------         -----------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived
     from net change in outstanding shares (a)<F21>                 1,708,033           8,125,945
                                                                  -----------         -----------
   TOTAL INCREASE IN NET ASSETS                                     4,891,694           9,806,656
                                                                  -----------         -----------
NET ASSETS
   Beginning of year                                               25,950,345          16,143,689
                                                                  -----------         -----------
   END OF YEAR                                                    $30,842,039         $25,950,345
                                                                  -----------         -----------
                                                                  -----------         -----------
   Accumulated net investment income                              $    10,783         $    15,062
                                                                  -----------         -----------
                                                                  -----------         -----------

(a)<F21>  A summary of share transactions is as follows:

INVESTOR CLASS

                                                                 Year Ended                         Year Ended
                                                             December 31, 2006                   December 31, 2005
                                                         --------------------------         ---------------------------
                                                         Shares     Paid-in Capital         Shares      Paid-in Capital
                                                         ------     ---------------         ------      ---------------
Shares sold                                               574,169       $7,307,836         1,262,171      $14,240,295
Shares issued on reinvestment of distributions             55,517          740,038             8,645          102,794
Shares redeemed*<F22>                                    (549,106)      (6,988,971)         (548,968)      (6,217,144)
                                                         --------       ----------         ---------      -----------
Net increase                                               80,580       $1,058,903           721,848      $ 8,125,945
                                                         --------       ----------         ---------      -----------
*<F22>  Net of redemption fees of                                       $    4,935                        $    19,792
                                                                        ----------                        -----------
                                                                        ----------                        -----------

ADVISOR CLASS

                                                           April 30, 2006**<F23>
                                                                  Through                           Year Ended
                                                             December 31, 2006                   December 31, 2005
                                                         --------------------------         ---------------------------
                                                         Shares     Paid-in Capital         Shares      Paid-in Capital
                                                         ------     ---------------         ------      ---------------
Shares sold                                                50,386       $  648,770                --      $        --
Shares issued on reinvestment of distributions                630            8,390                --               --
Shares redeemed                                              (597)          (8,030)               --               --
                                                         --------       ----------         ---------      -----------
Net increase                                               50,419       $  649,130                --      $        --
                                                         --------       ----------         ---------      -----------
                                                         --------       ----------         ---------      -----------

**<F23>  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

                                 AL FRANK FUND

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                        INVESTOR CLASS
                                                                                   Year Ended December 31,
                                                               ----------------------------------------------------------------
                                                               2006           2005           2004           2003           2002
                                                               ----           ----           ----           ----           ----
Net asset value, beginning of year                            $30.46         $28.44         $24.56         $13.80         $18.77
                                                              ------         ------         ------         ------         ------
Income from investment operations:
   Net investment loss                                         (0.09)^<F24>   (0.17)^<F24>   (0.11)         (0.07)         (0.23)
   Net realized and unrealized
     gain/(loss) on investments                                 3.16           3.30           3.98          10.81          (4.66)
                                                              ------         ------         ------         ------         ------
Total from investment operations                                3.07           3.13           3.87          10.74          (4.89)
                                                              ------         ------         ------         ------         ------
Less distributions:
   From net realized gain on investments                       (0.70)         (1.12)         (0.01)            --          (0.09)
                                                              ------         ------         ------         ------         ------
Redemption fees retained                                        0.01^<F24>     0.01^<F24>     0.02           0.02           0.01
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $32.84         $30.46         $28.44         $24.56         $13.80
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

Total return                                                   10.09%         11.06%         15.83%         77.97%        (25.99%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (thousands)                         $278,559       $264,186       $259,307       $180,380        $48,472
Ratio of expenses to average net assets                         1.62%          1.63%          1.61%          1.79%          2.25%
Ratio of net investment loss to average net assets             (0.29%)        (0.57%)        (0.41%)        (0.74%)        (1.34%)
Portfolio turnover rate                                        17.75%          3.84%         24.59%         13.64%         28.14%

^<F24>  Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

                                 AL FRANK FUND

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              ADVISOR CLASS
                                                          April 30, 2006*<F25>
                                                                 Through
                                                            December 31, 2006
                                                            -----------------
Net asset value, beginning of period                             $33.42
                                                                 ------
Income from investment operations:
   Net investment loss                                            (0.06)^<F29>
   Net realized and unrealized gain on investments                 0.24
                                                                 ------
Total from investment operations                                   0.18
                                                                 ------
Less distributions:
   From net realized gain on investments                          (0.70)
                                                                 ------
Redemption fees retained                                           0.00^#
                                                                   <F29><F28>
                                                                 ------
Net asset value, end of period                                   $32.90
                                                                 ------
                                                                 ------

Total return                                                       0.52%+<F27>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $6,468
Ratio of expenses to average net assets                            1.45%**<F26>
Ratio of net investment loss to average net assets                (0.28%)**<F26>
Portfolio turnover rate                                           17.75%+<F27>

 *<F25>   Commencement of operations.
**<F26>   Annualized.
 +<F27>   Not annualized.
 #<F28>   Amount is less than $0.01.
 ^<F29>   Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

                          AL FRANK DIVIDEND VALUE FUND

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                         INVESTOR CLASS
                                                                         Year                 Year         September 30, 2004*<F30>
                                                                        Ended                Ended                    to
                                                                  December 31, 2006    December 31, 2005      December 31, 2004
                                                                  -----------------    -----------------      -----------------
Net asset value, beginning of period                                    $11.89               $11.06                 $10.00
                                                                        ------               ------                 ------
Income from investment operations:
   Net investment income                                                  0.07^<F34>           0.04^<F34>             0.02
   Net realized and unrealized gain on investments                        1.72                 0.83                   1.06
                                                                        ------               ------                 ------
Total from investment operations                                          1.79                 0.87                   1.08
                                                                        ------               ------                 ------
Less distributions:
   From net investment income                                            (0.07)               (0.03)                 (0.02)
   From net realized gain on investments                                 (0.28)               (0.02)                    --
                                                                        ------               ------                 ------
                                                                         (0.35)               (0.05)                 (0.02)
                                                                        ------               ------                 ------
Redemption fees retained                                                  0.00^#               0.01^                  0.00#
                                                                          <F34><F33>             <F34>                  <F33>
                                                                        ------               ------                 ------
Net asset value, end of period                                          $13.33               $11.89                 $11.06
                                                                        ------               ------                 ------
                                                                        ------               ------                 ------

Total return                                                             15.05%                7.95%                 10.77%+<F32>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                  $30,171              $25,950                $16,144
Ratio of expenses to average net assets:
   Before expense reimbursement/recoupment                                2.07%                2.13%                  2.84%**<F31>
   After expense reimbursement/recoupment                                 1.98%                1.98%                  1.98%**<F31>
Ratio of net investment income/(loss) to average net assets:
   Before expense reimbursement/recoupment                                0.43%                0.17%                 (0.14%)**<F31>
   After expense reimbursement/recoupment                                 0.52%                0.33%                  0.75%**<F31>
Portfolio turnover rate                                                   7.77%                8.83%                  1.57%+<F32>

 *<F30>   Commencement of operations.
**<F31>   Annualized.
 +<F32>   Not annualized.
 #<F33>   Amount is less than $0.01.
 ^<F34>   Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

                          AL FRANK DIVIDEND VALUE FUND

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              ADVISOR CLASS
                                                          April 30, 2006*<F35>
                                                                 Through
                                                            December 31, 2006
                                                            -----------------
Net asset value, beginning of period                             $13.18
                                                                 ------
Income from investment operations:
   Net investment income                                           0.10^<F39>
   Net realized and unrealized gain on investments                 0.42
                                                                 ------
Total from investment operations                                   0.52
                                                                 ------
Less distributions:
   From net investment income                                     (0.10)
   From net realized gain on investments                          (0.28)
                                                                 ------
                                                                  (0.38)
                                                                 ------
Redemption fees retained                                           0.00^#
                                                                   <F39><F38>
                                                                 ------
Net asset value, end of period                                   $13.32
                                                                 ------
                                                                 ------

Total return                                                       3.95%+<F37>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $671
Ratio of expenses to average net assets:
   Before expense reimbursement/recoupment                         1.86%**<F36>
   After expense reimbursement/recoupment                          1.73%**<F36>
Ratio of net investment income to average net assets:
   Before expense reimbursement/recoupment                         1.00%**<F36>
   After expense reimbursement/recoupment                          1.13%**<F36>
Portfolio turnover rate                                            7.77%+<F37>

 *<F35>   Commencement of operations.
**<F36>   Annualized.
 +<F37>   Not annualized.
 #<F38>   Amount is less than $0.01.
 ^<F39>   Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

                                 AL FRANK FUNDS

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2006

NOTE 1 - ORGANIZATION

   The Al Frank Fund and the Al Frank Dividend Value Fund (the "Funds") are each diversified series of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The investment objective of the Al Frank Fund is to seek growth of capital, which it attempts to achieve by investing in out of favor and undervalued equity securities. The investment objective of the Al Frank Dividend Value Fund is long-term total return from both capital appreciation and, secondarily, dividend income, which it seeks to achieve by investing in dividend-paying equity securities that it believes are out of favor and undervalued. The Al Frank Fund Investor and Advisor Classes commenced operations on January 2, 1998 and April 30, 2006, respectively. The Al Frank Dividend Value Fund Investor and Advisor Classes commenced operations on September 30, 2004 and April 30, 2006, respectively.

   Prior to April 30, 2006, the shares of the Funds had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Investor Class Shares. As part of its multiple class plan, the Funds now also offer Advisor Class Shares. Because the fees and expenses vary between the Investor Class Shares and the Advisor Class Shares, performance will vary with respect to each class. Under normal conditions, the Advisor Class shares are expected to have lower expenses than the Investor Class Shares which will result in higher total returns.

   Advisor Class Shares are offered primarily to qualified registered investment advisors, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Advisor Class Shares may be purchased through certain financial intermediaries and mutual fund supermarkets that charge their customers transaction or other fees with respect to their customers' investment in the Funds. The Funds may also be purchased by qualified investors directly through the Funds' Transfer Agent. Wrap account programs established with broker-dealers or financial intermediaries may purchase Advisor Class Shares only if the program for which the shares are being acquired will not require the Funds to pay any type of distribution or administration payment to any third-party. A registered investment advisor may aggregate all client accounts investing in the Funds to meet the Advisor Class Shares investment minimum.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Funds' investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price doesn't represent fair value, are valued following procedures approved by the Board of Trustees.
       These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value.

   B. Federal Income Taxes: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

       Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

   D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

   E. Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, the Al Frank Fund decreased accumulated net realized gain on investments by $470,260, and decreased accumulated net investment loss and paid-in capital by $876,064 and $405,804, respectively, due to certain permanent book and tax differences. For the year ended December 31, 2006, the Al Frank Dividend Value Fund increased accumulated net investment income by $378, and decreased paid-in capital by $378 due to certain permanent book and tax differences.

   F. REITs: The Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Funds' distributions may also be designated as a return of capital.

   G. Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

   H. New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Application of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

       In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Funds believe the adoption of SFAS 157 will have no material impact on their financial statements.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

   For the year ended December 31, 2006, Al Frank Asset Management, Inc. (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended December 31, 2006, the Al Frank Fund and the Al Frank Dividend Value Fund incurred $2,976,356 and $289,024, respectively, in advisory fees.

   The Funds are responsible for their own operating expenses. For the year ended December 31, 2006, the Advisor agreed to reduce fees payable to it by the Funds and to pay the Funds' operating expenses to the extent necessary to limit each Fund's Investor Class aggregate annual operating expenses to 1.98% of average daily net assets and each Fund's Advisor Class aggregate annual operating expenses to 1.73% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are a Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of each Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended December 31, 2006, there were no expenses of the Al Frank Fund subject to recapture pursuant to the aforementioned conditions. For the year ended December 31, 2006, the Advisor reduced its fees and absorbed Fund expenses in the amount of $25,947 for the Al Frank Dividend Value Fund; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

                       YEAR               AMOUNT
                       ----               ------
                       2009              $86,373

   U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds' custodian. For the year ended December 31, 2006, the Al Frank Fund and the Al Frank Dividend Value Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

                               AL FRANK FUND   AL FRANK DIVIDEND VALUE FUND
                               -------------   ----------------------------
          Administration         $305,525                 $64,637
          Fund accounting          80,490                  42,595
          Transfer agency         315,534                  35,225
          Custody                  54,045                   3,874

   Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

   Certain officers of the Funds are also employees of the Administrator.

   For the year ended December 31, 2006, the Al Frank Fund and the Al Frank Dividend Value Fund were allocated $6,470 and $1,096, respectively, of the Chief Compliance Officer fee.

NOTE 4 - OTHER AFFILIATES

   Investments representing 5% or more of the outstanding securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of December 31, 2006 amounted to $946,000 representing 0.33% of net assets. Transactions during the year ended December 31, 2006 in the Al Frank Fund in which the issuer was an "affiliated person" are as follows:

                                                     SMITH-MIDLAND CORP.
                                                     ------------------
          Beginning Shares                                 440,000

          Beginning Cost                                  $454,448
          Purchase Cost                                   $     --
          Sales Cost                                      $     --
                                                          --------
          Ending Cost                                     $454,448
                                                          --------
                                                          --------

          Ending Shares                                    440,000

          Dividend Income                                 $     --
          Net Realized Gain/(Loss)                        $     --

NOTE 5 - DISTRIBUTION COSTS

   The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan") in the Investor Class only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of each Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended December 31, 2006, the Al Frank Fund - Investor Class and the Al Frank Dividend Value Fund - Investor Class paid the Distribution Coordinator $738,831 and $71,712, respectively.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Al Frank Fund, were $50,942,186 and $52,484,276, respectively.

   For the year ended December 31, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Al Frank Dividend Value Fund, were $2,947,732 and $2,162,310, respectively.

NOTE 7 - LINE OF CREDIT

   The Al Frank Fund and Al Frank Dividend Value Fund have lines of credit in the amounts of $25,000,000 and $8,400,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds' custodian, U.S. Bank, N.A. During the year ended December 31, 2006, the Funds did not draw upon the lines of credit.

NOTE 8 - SECURITIES LENDING

   Effective September 8, 2006 the Al Frank Funds entered into a securities lending agreement with Morgan Stanley Securities Servicing Inc. (the "Borrower"). Under the terms of the agreement, the Funds are authorized to loan securities to the borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement provides that the Funds receive a guaranteed amount in securities lending revenue annually. Effective January 3, 2007, the Al Frank Dividend Value Fund is excluded from this agreement.

   As of December 31, 2006, the Al Frank Fund had loaned securities which were collateralized by cash. The cash collateral received was invested in securities as listed in the Fund's Schedule of Investments. The Al Frank Dividend Value Fund had no loaned securities at this time. Securities lending income is disclosed in the Funds' Statement of Operations.

   As of December 31, 2006, the value of securities loaned and collateral held by the Al Frank Fund are as follows:

                   MARKET VALUE
                  OF SECURITIES
                      LOANED                 COLLATERAL
                  -------------              ----------
                   $23,975,215              $24,461,607

NOTE 9 - INCOME TAXES

   Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of distributions received from real estate investment trusts, wash sale losses deferred, and losses realized subsequent to October 31 on the sale of securities.

   The tax character of distributions paid during the years ended December 31 for the Al Frank Fund was as follows:

                                             2006              2005
                                             ----              ----
          Long-term capital gains         $6,036,571        $9,305,640

   The tax character of distributions paid during the years ended December 31 for the Al Frank Dividend Value Fund were as follows:

                                             2006              2005
                                             ----              ----
          Ordinary income                  $332,546          $71,965
          Long-term capital gains          $460,518          $35,698

   Ordinary income distributions may include dividends paid from short-term capital gains.

   As of December 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

                                                                            AL FRANK
                                                   AL FRANK FUND      DIVIDEND VALUE FUND
                                                   -------------      -------------------
          Cost of investments                      $218,038,480            $24,842,826
                                                   ------------            -----------
          Gross tax unrealized appreciation         104,001,117              6,921,416
          Gross tax unrealized depreciation         (11,983,731)              (886,157)
                                                   ------------            -----------
          Net tax unrealized appreciation          $ 92,017,386            $ 6,035,259
                                                   ------------            -----------
                                                   ------------            -----------
          Undistributed ordinary income            $         --            $    10,800
          Undistributed long-term capital gain        2,078,424                 39,083
                                                   ------------            -----------
          Total distributable earnings             $  2,078,424            $    49,883
                                                   ------------            -----------
                                                   ------------            -----------
          Other accumulated gains/(losses)         $         --            $        --
                                                   ------------            -----------
          Total accumulated earnings/(losses)      $ 94,095,810            $ 6,085,142
                                                   ------------            -----------
                                                   ------------            -----------

   The Al Frank Dividend Value Fund utilized its capital loss carryforward of $7,995 in the year ended December 31, 2005.

                                 AL FRANK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES
ADVISORS SERIES TRUST AND
SHAREHOLDERS OF:
AL FRANK FUND
AL FRANK DIVIDEND VALUE FUND

We have audited the accompanying statements of assets and liabilities of the Al Frank Fund and Al Frank Dividend Value Fund, each a series of Advisors Series Trust (the "Trust"), including the schedules of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to the Al Frank Fund, the financial highlights for each of the four years in the period then ended, and with respect to the Al Frank Dividend Value Fund, the financial highlights for each of the two years in the period then ended and for the period September 30, 2004 to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2002 have been audited by other auditors, whose report dated February 21, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Advisor Series Trust, as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 16, 2007

                                 AL FRANK FUNDS

NOTICE TO SHAREHOLDERS AT DECEMBER 31, 2006 (UNAUDITED)

   For the year ended December 31, 2006, the Al Frank Fund designated
$6,036,571 and the Al Frank Dividend Value Fund designated $460,518 as long-term capital gains for purposes of the dividends paid deduction. For the year ended December 31, 2006, the Al Frank Dividend Value Fund designated $332,546 as ordinary income for purposes of the dividends paid deduction.

   For the year ended December 31, 2006, certain dividends paid by the Al Frank Dividend Value Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

   For corporate shareholders in the Al Frank Dividend Value Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2006 was 100%.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

   A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (888) 263-6443 or on the U.S. Securities and Exchange Commission's (SEC's) website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006

   Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling (888) 263-6443. Furthermore, you can obtain the Funds' proxy voting records on the SEC's website at http://www.sec.gov.
------------------

QUARTERLY FILINGS ON FORM N-Q

   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov. The Funds'
                                                ------------------
Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

   Information included in the Funds' Form N-Q is also available by calling
(888) 263-6443.

                                 AL FRANK FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

NAME, AGE
ADDRESS
POSITION HELD WITH FUNDS                                                                 TRUSTEE       NUMBER OF PORTFOLIOS
PRINCIPAL OCCUPATION(S) AND OTHER                                                       OF FUNDS            OVERSEEN IN
DIRECTORSHIPS DURING PAST FIVE YEARS                                                   SINCE*<F40>      FUND COMPLEX**<F41>
------------------------------------                                                   -----------      -------------------
Walter E. Auch, Born 1921                                                                 1997                   2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman, CEO of Chicago Board Options
Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds, Citigroup Funds,
Pimco Advisors LLP, Senele Group and UBS Management

James Clayburn LaForce, Born 1928                                                         2002                   2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group, The Metzler/Payden
Investment Group, Arena Pharmaceuticals and Cancervax

Donald E. O'Connor, Born 1936                                                             1997                   2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                                                               2002                   2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly President, Hotchkis and Wiley Funds
(mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939                                                          1997                   2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.
Other Directorships: None

INTERESTED TRUSTEE AND OFFICERS

NAME, AGE
ADDRESS
POSITION HELD WITH FUNDS                                                                 TRUSTEE       NUMBER OF PORTFOLIOS
PRINCIPAL OCCUPATION(S) AND OTHER                                                       OF FUNDS            OVERSEEN IN
DIRECTORSHIPS DURING PAST FIVE YEARS                                                   SINCE*<F40>      FUND COMPLEX**<F41>
------------------------------------                                                   -----------      -------------------
Eric M. Banhazl, Born 1957***<F42>                                                        1997                   2
615 E. Michigan Street
Milwaukee, WI 53202
Interested Trustee, President
Retired; formerly Senior Vice President, U.S. Bancorp Fund Services, LLC, the Funds'
administrator, from 2001 to 2006; formerly, Executive Vice President,
Investment Company Administration, LLC ("ICA").

Robert M. Slotky, Born 1947                                                                N/A                  N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Funds' administrator
(since July 2001); formerly Senior Vice President, ICA.

Rodney A. DeWalt, Born 1967                                                                N/A                  N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary, AML Officer
Senior Counsel, Fund Administration, U.S. Bancorp Fund Services, LLC (since
January 2003); Thrivent Financial for Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967                                                                 N/A                  N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President, Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

  *<F40>   The term for each Trustee is indefinite.
 **<F41> The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.
***<F42> Mr. Banhazl is an "interested person" of the Trust as defined under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his prior affiliation with U.S. Bancorp Fund Services, LLC.

The Statement of Additional Information includes additional information about the Funds' trustees and officers and is available, without charge, upon request by calling (888) 263-6443.

                                 AL FRANK FUNDS

BOARD REVIEW OF ADVISORY AGREEMENTS

At a meeting held on December 12, 2006, the Board, including the Independent Trustees, considered and approved the continuance of the Advisory Agreements for an additional one-year term. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor and the Administrator regarding the Funds. This information, together with the information provided to the Independent Trustees since each Fund's inception, formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreements:

1. THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENTS. The Board considered the Advisor's specific responsibilities in all aspects of the day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of the key personnel at the Advisor involved in the day-to-day activities of the Funds, including administration, marketing and compliance. The Board noted the Advisor's commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor's compliance record, and the Advisor's business continuity plan. The Board also considered the relationship between the Advisor and the Board, as well as the Board's knowledge of the Advisor's operations, and noted that during the course of the prior two years the Board had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreements and that the nature, overall quality, cost and extent of such investment advisory services were satisfactory and reliable.

2. THE FUNDS' HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as classified by Lipper, Inc., and the Funds' benchmark indices.

     AL FRANK FUND. The Board noted that the Fund's year-to-date performance as of October 31, 2006 was slightly below the median of its peer group and also slightly trailed its benchmark indices, the S&P 500 Index and the Russell 2000 Index. The Board also noted that, although the Fund's year-to date and one-year performances trailed its benchmark indices and its peer group, it was ranked in the first quartile for the Fund's five-year performance period ended October 31, 2006. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics and had been satisfied with the Advisor's reports. The Board concluded that the Advisor's performance overall was satisfactory under current market conditions.

     AL FRANK DIVIDEND VALUE FUND. The Board noted that the Fund's year-to-date performance as of October 31, 2006 was below the median of its peer group but outperformed its benchmark indices, the S&P MidCap 400 Index, the Dow Jones Wilshire 5000 Index and the S&P 500 Index. The Board also noted that the Fund's year-to-date, one-year and since-inception returns outperformed the S&P 500 Index despite being ranked in the third quartile among its peer group for year-to-date and one-year periods. The Trustees noted that the Advisor's performance since inception included periods when the Fund had very few assets and was in a start-up phase, and therefore impacted performance. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics regarding the Fund and had been satisfied with the Advisor's reports. The Board concluded that the Advisor's performance overall was satisfactory under current market conditions.

3. THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR'S FEES UNDER THE ADVISORY AGREEMENTS. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed and compared each Fund's fees and expenses to those funds in their respective peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.

     AL FRANK FUND. The Board noted that the Advisor had agreed to cap its annual expense ratio at 1.98% for Investor Class shares and 1.73% for Advisor Class Shares but that the Advisor's management of the Fund had resulted in actual expenses below these caps-- 1.61% and 1.36%, respectively. The Board further noted that the Fund had consistently and clearly disclosed to shareholders the expense ratio that shareholders should expect to experience and the Advisor had honored its agreement to cap expenses. The Trustees noted that the Fund's Investor Class total expense ratio was above its peer group median while Advisor Class total expense ratio was below the median. In both classes of Fund shares, expenses were reasonable. The Board concluded that the expense structure was in line with the fees charged by the Advisor to its other investment management clients and were not excessive. It was noted that the Fund's Investor Class 12b-1 fees of 0.25% were at an acceptable level. The Board concluded that the fee paid to the Advisor was fair and reasonable in light of comparative performance and expense and advisory fee information.

     AL FRANK DIVIDEND VALUE FUND. The Board noted that the Advisor had agreed to cap its annual expense ratio at 1.98% for Investor Class shares and 1.73% for Advisor Class Shares. The Board further noted that the Fund had consistently and clearly disclosed to shareholders the expense ratio that shareholders should expect to experience and the Advisor had honored its agreement to cap expenses. The Trustees noted that the Fund's Investor Class and Advisor Class total expense ratios were above their peer group median, after considering expense waivers. The Board also noted that, in order to keep the Fund operating within the current expense limitation, the Advisor had reimbursed the Fund for a portion of its operating expenses. The Board reviewed the contractual rate of the advisory fee and concluded that the advisory fee was not excessive. The Board was noted that the Fund's Investor Class 12b-1 fees of 0.25% were at an acceptable level. The Board considered the fees charged by the Advisor to its other investment management clients, recognizing that, due to different account characteristics, the Advisor's expense structure for some accounts would be different from that of the Fund. After taking into account this information and considering all waivers and reimbursements, the Board concluded that the advisory fee was fair and reasonable.

4. ECONOMIES OF SCALE. The Board also considered whether the Funds were experiencing economies of scale and concluded that the Funds were experiencing modest economies of scales which were reflected in lower expenses and each Fund was expected to realize additional economies of scale as Fund assets continued to grow, even though certain Fund expenses would increase with asset growth and assets had to grow beyond the point where subsidization from the Advisor was no longer necessary and/or had been recaptured. The Board therefore determined to revisit the issue of economies of scale at a future date. The Board also noted that, although the Funds did not have advisory fee breakpoints, current asset levels did not warrant the introduction of breakpoints.

5. THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed the Advisor's financial information and took into account both the direct and indirect benefits to the Advisor from advising the Funds. The Board considered that the Advisor benefits from positive reputational value in advising the Funds. The Board noted that the Advisor had subsidized and was continuing to subsidize a portion of the Al Frank Dividend Value Fund's operating expenses and had waived a portion of its advisory fee for the Fund. The Board also considered the Advisor's estimate of the asset level at which the Al Frank Dividend Value Fund would reach a break even level by covering allocated overhead costs. After its review, the Board determined that there was currently profitability to the Advisor from the Advisory Agreements but did not consider the Advisor's profits excessive. More importantly, the Board considered the financial soundness of the Advisor from the perspective of evaluating the Advisor's ability to continue to subsidize the Al Frank Dividend Value Fund until it reached a point where it could generate positive returns to the Advisor. The Board concluded that the Advisor had adequate resources to adequately support the Funds.

No single factor was determinative of the Board's decision to approve the continuance of the Advisory Agreements; rather, the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, is fair and reasonable to the Funds, and that each Fund's shareholders are receiving reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreements was in the best interests of the Funds and their shareholders.

                                    ADVISOR
                        Al Frank Asset Management, Inc.
                         32392 Coast Highway, Suite 260
                            Laguna Beach, CA  92651
                              www.alfrankfunds.com

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202
                                 (888) 263-6443

                                   CUSTODIAN
                                U.S. Bank, N.A.
                    1555 North RiverCenter Drive, Suite 302
                              Milwaukee, WI 53212

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA  94105

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                              FYE  12/31/2006       FYE  12/31/2005
                              ---------------       ---------------
Audit Fees                         $34,700               $34,100
Audit-Related Fees                 N/A                   N/A
Tax Fees                           $4,800                4,400
All Other Fees                     N/A                   N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                FYE  12/31/2006    FYE  12/31/2005
----------------------                ---------------    ---------------
Registrant                                 N/A                N/A
Registrant's Investment Adviser            N/A                N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   -------------------------------------------

     By (Signature and Title)*<F43> /s/ Eric M. Banhazl
                                    --------------------------
                                    Eric M. Banhazl, President

     Date   3/8/07
            --------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F43> /s/ Eric M. Banhazl
                                    --------------------------
                                    Eric M. Banhazl, President

     Date   3/8/07
            --------------------------------------------------

     By (Signature and Title)*<F43> /s/ Douglas G. Hess
                                    --------------------------
                                    Douglas G. Hess, Treasurer

     Date   3/8/07
            --------------------------------------------------

*<F43> Print the name and title of each signing officer under his or her signature.